                                                                   EXHIBIT 10.17

                                                                   PAGE OF PAGES
                                                                     1      51

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER               RATING______________________

   UNDER DPAS (15 CFR 700)

2. CONTRACT NO.

N00174-03-D-0003

3. SOLICITATION NO.

N00174-02-R-0032

4. TYPE OF SOLICITATION

[ ] SEALED BID (IFB)

[X] NEGOTIATED (RFP)

5. DATE ISSUED

08 May 2002

6. REQUISITION/PURCHASE NO.___________________

7. ISSUED BY                                CODE N00174

NAVSEA INDIAN HEAD
101 STRAUSS AVE.
ATTN: JESSICA MADDOX 11431 MADDOXJD@IH.NAVY.MIL

INDIAN HEAD, MD 20640-5035

8. ADDRESS OFFER TO (If other than Item 7)               CODE _________

   SEE ITEM 7

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder"

                                  SOLICITATION

9. Sealed offers in original and 2 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 1558 until 1500 local time 06 Jun 2002
      ----            -----------
     (Hour)              (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:

A. NAME

   JESSICA D. MADDOX

B. TELEPHONE (Include area code) (NO COLLECT CALLS)

   301/744-6614

C. E-MAIL ADDRESS

   maddoxjd@ih.navy.mil

11. TABLE OF CONTENTS

(X)   SEC.            DESCRIPTION                         PAGE(S)
---   ----            -----------                         -------
                    PART I - THE SCHEDULE

[X]    A    SOLICITATION/ CONTRACT FORM                      1
[X]    B    SUPPLIES OR SERVICES AND PRICES/ COSTS           2
[X]    C    DESCRIPTION/ SPECS./ WORK STATEMENT             10
[X]    D    PACKAGING AND MARKING                           18
[X]    E    INSPECTION AND ACCEPTANCE                       20
[X]    F    DELIVERIES OR PERFORMANCE                       21
[X]    G    CONTRACT ADMINISTRATION DATA                    25
[X]    H    SPECIAL CONTRACT REQUIREMENTS                   28

               PART II - CONTRACT CLAUSES

[X]    I    CONTRACT CLAUSES                                34

            PART III - LIST OF DOCUMENTS, EXHIBITS
                    AND OTHER ATTACHEMENTS

[X]   J     LIST OF ATTACHMENTS                             40

            PART IV - REPRESENTATIONS AND INSTRUCTIONS

      K     REPRESENTATIONS, CERTIFICATIONS AND OTHER
            STATEMENTS OF OFFERORS
      L     INSTRS., CONDS., AND NOTICES TO OFFERORS
      M     EVALUATION FACTORS FOR AWARD

                   OFFER (MUST BE FULLY COMPLETED BY OFFEROR)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within _____________ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to farnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT
    (See Section I, Clause No. 52.232-8)

14. ACKNOWLEDGMENT OF AMENDMENTS
(The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):

AMENDMENT NO.               DATE           AMENDMENT NO.          DATE
-------------               ----           -------------          ----
_____________              _______         _____________         ________
_____________              _______         _____________         ________

15A. NAME AND ADDRESS OF OFFEROR        CODE 1BNT3          FACILITY __________

     IROBOT CORP
     DUNS #604499194
     37 WILTON ROAD
     MILFORD NH 03055

15B. TELEPHONE NO (Include  area code)

     603/654-3400

[ ] 15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH
          ADDRESS IN SCHEDULE.

16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)

    GRINNELL MORE

17. SIGNATURE_____________

18. OFFER DATE____________

                      AWARD (TO BE COMPLETED BY GOVERNMENT)

19. ACCEPTED AS TO ITEMS NUMBERED

           0001 through 0025

20. AMOUNT

$27,878,792.00

21. ACCOUNTING AND APPROPRIATION

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

      [ ] 10 U.S.C. 2304(c)( )     [ ] 41 U.S.C. 253(c)( )

23. SUBMIT INVOICES TO ADDRESS SHOWN IN        ITEM ____________

(4 copies unless otherwise specified)

24. ADMINISTERED BY (If other than Item 7)       CODE S3319A

DCMC BOSTON-MANCHESTER
2 WALL STREET
MANCHESTER, NH 03101-1518

25. PAYMENT WILL BE MADE BY             CODE   HQ0337

DFAS-COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS   P O BOX 182266
COLUMBUS, OH 43218-2266

26. NAME OF CONTRACTING OFFICER (Type or print)

   RENEE M. BROWN

27. UNITED STATES OF AMERICA

    /s/ Renee M. Brown
    -----------------------------------
    (Signature of Contracting Officer)

28. AWARD DATE

    10/29/02

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

Previous Edition is Unusable      33-134           STANDARD FORM 33 (REV. 9-97)
                                                   Prescribed by GSA
                                                   FAR(48CFR)53.214(c)

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                          N00174-03-D-0003                               2 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION B Supplies or Services and Prices

PHASE I - PSVM
GUARANTEED MINIMUM

Under Phase I, a firm fixed price order will be issued for CLINs 0001 through 0009. Testing will be performed to validate the system against the Performance Specification. The ordering period for Phase I shall be from date of award until six (6) months after date of contract (ADC).

ITEM NO     SUPPLIES/SERVICES     MAX QUANTITY   UNIT   UNIT PRICE    MAX AMOUNT
0001      Performance                 2.00       Each   $89,400.00   $178,800.00
          Specification
          Verification Models
          (PSVM) in accordance
          with the Statement of
          Work and Performance
          Specification.

ITEM NO     SUPPLIES/SERVICES     MAX QUANTITY   UNIT   UNIT PRICE    MAX AMOUNT
0002      Post Award Conference                  Lot        NSP          NSP
          in accordance with
          paragraph 2.2.2.1 of
          the Statement of
          Work.

ITEM NO     SUPPLIES/SERVICES     MAX QUANTITY   UNIT   UNIT PRICE    MAX AMOUNT
0003      Project Reviews in                     Lot       NSP           NSP
          accordance with
          paragraph 2.2.2.2 of
          the Statement of
          Work.

ITEM NO     SUPPLIES/SERVICES     MAX QUANTITY   UNIT   UNIT PRICE    MAX AMOUNT
0004      Monthly Status             1.00        Lot    $10,500.00   $ 10,500.00
          Reports in accordance
          with paragraph 2.2.3
          of the Statement of
          Work.

NSN 7540-01-152-8057               50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            3 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0005      Safety Assessment           1.00       Lot    $16,000.00   $ 16,000.00
          Report in accordance
          with paragraph 2.2.4
          of the Statement of
          Work and MIL-STD-882D.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0006      Lithium Batteries           1.00       Lot        N/A          N/A
          Technical Data in
          accordance with
          paragraph 2.2.5 of the
          Statement of Work and
          the Performance
          Specification.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0007      Operation and               1.00       Lot    $11,520.00   $ 11,520.00
          Maintenance Source
          Data in accordance
          with paragraph 2.2.6
          of the Statement of
          Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0008      Training in accordance      1.00       Lot    $ 3,600.00   $  3,600.00
          with paragraph 2.2.7.1
          of the Statement of
          Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0009      Engineering Services        1.00       Lot    $100,000.00     $100,000.00
          in accordance with                                         (NTE $100,000.00)
          paragraph 2.2.7.2 of
          the Statement of Work.

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                        N00174-03-D-0003                             4 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

PHASE II - PRM

During Phase I, the Government is going to test the PSVMs to the Performance Specification for conformance. There may be some minor modifications that will be requested by the Government. The purpose of Phase II is to incorporate those changes. The contractor(s) will receive a Request for Quotation identifying the minor modifications that need to be made. Once the price has been determined reasonable, the Government will issue a fixed price order(s). The Government will utilize the Not to Exceed CLIN 0012 for the modifications. If the Government does not want change from Phase I, then Phase II will not be funded. It is also possible that Phase II will only be funded for one(1) contractor. Phase II includes CLINs 0011 through 0016 and the ordering period for Phase II shall be from eighteen (18) months after date of contract (ADC) through twenty-four (24) months ADC.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0010      Production                  2.00       Each   $93,500.00   $187,000.00
          Representative Models
          (PRM) in accordance
          with paragraph 2.3.1 of
          the Statement of Work
          and the updated (if
          necessary) Performance
          Specification.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0011      Minor Modifications in      1.00       Lot    $20,000.00        $20,000.00
          accordance with the                                        (NTE $20,000.00)
          Request for Quotation.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0012      Project Reviews in                     Lot        NSP          NSP
          accordance with
          paragraph 2.2.2.3 of
          the Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0013      Monthly Status Reports      1.00       Lot    $ 6,000.00   $ 6,000.00
          in accordance with
          paragraph 2.3.4 of the
          Statement of Work.

NSN 7540-01-152-8057                50336-101          OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                        N00174-03-D-0003                             5 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0014      Initial Spares List in      1.00       Lot    $11,622.00   $11,622.00
          accordance with
          paragraph 2.3.2 of the
          Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0015      Engineering Services        1.00       Lot    $25,000.00      $25,000.00
          in accordance with                                         (NTE $25,000.00)
          paragraph 2.3.3 of the
          Statement of Work.

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                         N00174-03-D-0003                              6 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

PHASE III - PRODUCTION

Phase III is for production. Only one contractor will be funded for the Production phase. At contract award, the contractor shall provide an estimated unit price. Prior to entering into Phase III, the Government will issue a Request for Proposal (RFP) to the contractor(s). The RFP will request the contractor to provide their final production unit costs based on the final system configuration agreed upon in Phase II or Phase I should the Government decide not to fund Phase II. The offeror who offers the lowest unit price will be funded for the production phase. Phase III includes CLINs 0017 through 0025 and the ordering period for Phase III shall be from twenty-eight (28) months after date of contract (ADC) through ten (10) years ADC.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0016      Production Systems in      250.00      Each                $ 22,168,750.00*
          accordance with
          paragraph 2.4.1 of the
          Statement of Work and
          the updated (if
          necessary) Performance
          Specification.

           STEPLADDER PRICING

FROM QUANTITY    TO QUANTITY    UNIT PRICE
  1.00               50.00      $88,675.00
 51.00              100.00      $85,720.80
101.00              150.00      $74,519.50
151.00              200.00      $71,714.00
201.00              250.00      $64,795.50

* The mount displayed in the "Max Amount" column should be the total of 250 units x the highest unit price in the stepladder pricing.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE   MAX AMOUNT
0017      Standard Commercial                    Lot        NSP           NSP
          Warranty in accordance
          with paragraph 2.5.1
          of the Statement of
          Work.

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET        REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                            N00174-03-D-0003                            7 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0018      Initial Spares in           1.00       Lot    $787,500.00     $787,500.00
          accordance with                                            (NTE $787,500.00)
          paragraph 2.4.2 of the
          Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0019      Chemical Detection          1.00       Lot    $200,000.00     $200,000.00
          Mission Package in                                         (NTE $200,000.00)
          accordance with
          paragraph 2.4.3.1 of
          the Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0020      Nuclear Detection           1.00       Lot    $200,000.00     $200,000.00
          Mission Package in                                         (NTE $200,000.00)
          accordance with
          paragraph 2.4.3.2 of
          the Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0021      Render Safe Mission         1.00       Lot    $200,000.00     $200,000.00
          Package in accordance                                      (NTE $200,000.00)
          with paragraph 2.4.3.3
          of the Statement of
          Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0022      Disruption Mission          1.00       Lot    $200,000.00     $200,000.00
          Package in accordance                                      (NTE $200,000.00)
          with paragraph 2.4.3.4
          of the Statement of
          Work.

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                          N00174-03-D-0003                            8 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT   UNIT PRICE      MAX AMOUNT
0023      Disposal Mission            1.00       Lot    $200,000.00     $200,000.00
          Package in accordance                                      (NTE $200,000.00)
          with paragraph 2.4.3.5
          of the Statement of
          Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT    UNIT PRICE       MAX AMOUNT
0024      Depot Repair Services       1.00       Lot    $1,676,250.00   $1,676,250.00
          in accordance with                                           (NTE $1,676,250)
          paragraph 2.5.2 of the
          Statement of Work.

ITEM NO      SUPPLIES/SERVICES    MAX QUANTITY   UNIT    UNIT PRICE       MAX AMOUNT
0025      Repair Parts in             1.00       Lot    $1,676,250.00   $1,676,250.00
          accordance with                                              (NTE $1,676,250)
          paragraph 2.5.3 of the
          Statement of Work.

CLAUSES INCORPORATED BY FULL TEXT

PHASE III - PRODUCTION

Phase III is for production. Only one contractor will be funded for the Production phase. At contract award, the contractor shall provide an estimated unit price. Prior to entering into Phase III, the Government will issue a Request for Proposal (RFP) to the contractor(s). The RFP will request the contractor to provide their final production unit costs based on the final system configuration agreed upon in Phase II or Phase I should the Government decide not to fund Phase II. The offeror who offers the lowest unit price will be funded for the production phase. Phase III includes CLINs 0017 through 0025 and the ordering period for Phase III shall be from twenty-eight (28) months after date of contract (ADC) through ten (10) years ADC.

NSN 7540-01-152-8057             50336-101             OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET        REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                           N00174-03-D-0003                             9 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ITEM NO      SUPPLIES/SERVICES     MAX QUANTITY   UNIT   UNIT PRICE     MAX AMOUNT
0016      Production Systems in       250.00      Each               $22,168,750.00*
          accordance with
          paragraph 2.4. 1 of the
          Statement of Work and
          the updated (if
          necessary) Performance
          Specification.

          STEPLADDER PRICING

FROM QUANTITY    TO QUANTITY    UNIT PRICE
  1.00               50.00      $88,675.00
 51.00              100.00      $85,720.80
101.00              150.00      $74,519.50
151.00              200.00      $71,714.00
201.00              250.00      $64,795.50

*The mount displayed in the "Max Amount" column should be the total of 250 units x the highest unit price in the stepladder pricing.

SEA B-23 - EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                          N00174-03-D-0003                            10 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION C Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

                                STATEMENT OF WORK
                        MAN TRANSPORTABLE ROBOTIC SYSTEM

1.0   SCOPE

      This statement of work (SOW) describes the contractor's tasks required for the modified commercial item acquisition and support of a Man Transportable Robotic System (MTRS).

1.1   BACKGROUND

      The MTRS will provide the military Explosive Ordnance Disposal (EOD) technician with a man transportable capability to remotely perform reconnaissance during extremely hazardous EOD missions involving unexploded ordnance (UXO) and improvised explosive devices (IEDs). The MTRS will be able to operate in both urban and rural environments. The MTRS will be a modular system that will allow interoperability with future mission packages such as chemical and nuclear detectors, EOD render safe tools, EOD disruption tools, and EOD disposal tools. The system architecture (hardware and software) of the MTRS will be inherently expandable and inherently upgradeable to allow for future enhancements.

2.0   REQUIREMENTS

2.1   GENERAL

      The contractor shall deliver two MTRS performance specification verification models (PSVM 1 and PSVM 2) to the Government that are in compliance with the performance specification (Appendix A). The compliance of the PSVMs with the performance specification will be verified through testing and analysis that will be performed by the Government. The performance specification constitutes the system functional/performance baseline for the MTRS. The performance specification may be updated, as necessary, based on the results of the Government's testing and analysis of the PSVMs. The Government may purchase two production representative models (PRM 1 and PRM 2) that conform to the updated performance specification. Any changes to the MTRS due to the updating of the performance specification shall be subject to the changes clause of the contract. The PRMs will undergo final testing to be performed by the Government prior to a Production Approval decision. Following a successful Production Approval decision, the Government may purchase up to 250 production units, initial spares, and post-production support.

2.2   PERFORMANCE SPECIFICATION VERIFICATION MODELS PHASE

2.2.1 PERFORMANCE SPECIFICATION VERIFICATION MODELS. The contractor shall deliver two MTRS PSVMs that are in compliance with the performance specification.

2.2.2 REVIEWS

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                          N00174-03-D-0003                             11 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

2.2.2.1 POST AWARD GUIDANCE CONFERENCE. The contractor shall attend a Post Award Guidance Conference to be hosted by the Government at the NAVEODTECHDIV no later than 15 days after contract award.

2.2.2.2 PROJECT REVIEWS. The contractor shall schedule and host at least two project reviews prior to the delivery of PSVM 1 and PSVM 2. The purpose of the project reviews is to update the Government on project progress and issues. There will be no changes made to the requirements at these reviews. Any changes in the requirements will be processed by the Contracts Division at NAVSEA Indian Head and the contractor(s) shall take no action until receipt of a properly executed modification. If the Government decides to purchase the PRMs, the contractor shall schedule and host at least one project review prior to the delivery of the PRMs.

2.2.3 STATUS REPORT. The contractor shall prepare monthly status reports. The reports shall contain the following main sections: Summary; Accomplishments; Current Status; Problem Areas; Risks and Mitigation; and, Future Plans. The inclusion of financial data is not required. The reporting period consists of the entire PSVM phase, which is estimated at 21 months. The first monthly report is due 45 days after contract award.

2.2.4 SAFETY ASSESSMENT REPORT. The contractor shall prepare a Safety Assessment Report (SAR). The SAR shall be a comprehensive evaluation of the mishap risks associated with identified MTRS hazards. Identified hazards shall include any procedural hazards that may be present. The assessment of mishap risk shall include the characterization of mishap risks by mishap severity and mishap probability. Mishaps may result from personnel error, environmental conditions, design inadequacies, procedural deficiencies, or system, subsystem, or component failure or malfunction. The SAR shall identify all safety features of the hardware, software, and system design that eliminate identified hazards or reduce the combination of a potential mishap's severity and probability to an acceptable level. MIL-STD-882D, Standard Practice for System Safety, methodology should be used.

      The MTRS firing circuit shall receive special emphasis in the SAR. Mishaps involving the firing circuit have a reasonable potential to result in the death of personnel. The SAR shall include a failure mode analysis of the firing circuit that identifies how the firing circuit may fail and the impact of each failure mode on personnel safety. Failure modes analyzed shall include those involving hardware, electronics, software, and procedures (including combinations thereof).

      The contractor shall deliver a draft report no later than 120 days after contract award. The Government will review the draft and provide comments within 30 days. The contractor shall deliver the final report within 30 days of receipt of the Government's comments.

2.2.5 LITHIUM BATTERY SYSTEM TECHNICAL DATA. The contractor shall provide a technical data package for any lithium battery systems (including charger) that are to be used in the MTRS. The contractor shall deliver the data no later than 30 days after contract award.

2.2.6 OPERATION & MAINTENANCE SOURCE DATA. The contractor shall provide Operation & Maintenance (O&M) source data to the Government in electronic form (compatible with Microsoft Office and, where applicable, the Drawing Exchange Format (DXF)). The source data will be used by the Government to develop EOD unique technical manuals for the MTRS. The source data shall contain the necessary documentation (including drawings) for the operation and maintenance of the MTRS. The documentation shall include:

      - Description of assemblies, subassemblies, and component parts with purpose and function

      - Detailed instructions on assembling, operating, and disassembling the system

      -     Safety information (including hazardous materials)

      - Preventive maintenance procedures (including inspection requirements) describing periodic measures to ensure the MTRS remains in good working condition

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                          N00174-03-D-0003                            12 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      - Comprehensive detailed and unambiguous step-by-step troubleshooting and repair procedures appropriate for the organizational (field) level

      - List of all components that are deemed to be cost-effective to repair at the depot level

      -     All information necessary to procure repair parts and consumables

      - Estimated replacement factors for major components (e.g. replace component "X" after 200 hours)

      -     Detailed operation and maintenance training course curriculum

The contractor shall deliver the data with the PSVMs.

2.2.7 TECHNICAL SUPPORT

2.2.7.1 TRAINING. The contractor shall provide training for the operation and maintenance of the MTRS for Government personnel immediately after the delivery of the PSVMs. The training shall be conducted at a Government location in the Southern Maryland area, for no more than six personnel, for no more than three days.

2.2.7.2 ENGINEERING SERVICES. The contractor shall provide engineering services on an as needed basis for a period of up to 12 months, commencing immediately upon delivery of the PSVMs. Engineering services shall include any labor, repair parts, and other items necessary to keep the PSVMs fully operational. Engineering services shall also include failure analysis and reporting.

2.3 PRODUCTION REPRESENTATIVE MODELS PHASE

2.3.1 PRODUCTION REPRESENTATIVE MODELS. If ordered by the Government, the contractor shall deliver two MTRS PRMs that conform to the updated (if necessary) performance specification.

2.3.2 INITIAL SPARES LIST. If ordered by the Government, the contractor shall deliver a recommended list of initial spares for the MTRS. The contractor shall deliver the list with the PRMs.

2.3.3 ENGINEERING SERVICES. If ordered by the Government, the contractor shall provide engineering services on an as needed basis for a period of up to 9 months, commencing immediately upon delivery of the PRMs. Engineering services shall include any labor, repair parts, and other items necessary to keep the PRMs fully operational. Engineering services shall also include failure analysis and reporting.

2.3.4 STATUS REPORT. If ordered by the Government, the contractor shall prepare monthly status reports. The reports shall contain the following main sections:
Summary; Accomplishments; Current Status; Problem Areas; Risks and Mitigation; and, Future Plans. The inclusion of financial data is not required. The reporting period consists of the entire PRM phase, which is estimated at 12 months. The first monthly report is due 30 days after the Government orders the PRMs.

2.4 PRODUCTION PHASE

2.4.1 PRODUCTION SYSTEMS. If ordered by the Government, the contractor shall deliver up to 250 production systems after a successful Production Approval decision.

2.4.2 INITIAL SPARES. If ordered by the Government, the contractor shall deliver initial spares with the production systems as required. (Initial spares will be ordered separately from the production systems.)

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                          N00174-03-D-0003                             13 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

2.4.3 ENGINEERING ENHANCEMENTS. After a successful Production Approval decision the Government may elect to have the contractor pursue the following MTRS engineering enhancements during the production window of the contract.

2.4.3.1 CHEMICAL DETECTION MISSION PACKAGE. The contractor shall perform the analysis, design, prototyping, testing, and documentation necessary to produce a chemical detection mission package that is modular with respect to the MTRS. Any changes to the MTRS that are necessary to accommodate the chemical detection mission package shall be capable of being accomplished in the field by EOD personnel. The specific chemical detector to be used will be determined by the Government.

2.4.3.2 NUCLEAR DETECTION MISSION PACKAGE. The contractor shall perform the analysis, design, prototyping, testing, and documentation necessary to produce a nuclear detection mission package that is modular with respect to the MTRS. Any changes to the MTRS that are necessary to accommodate the nuclear detection mission package shall be capable of being accomplished in the field by EOD personnel. The specific nuclear detector to be used will be determined by the Government.

2.4.3.3 RENDER SAFE MISSION PACKAGES. The contractor shall perform the analysis, design, prototyping, testing, and documentation necessary to produce render safe mission packages that are modular with respect to the MTRS. Any changes to the MTRS that are necessary to accommodate the render safe mission packages shall be capable of being accomplished in the field by EOD personnel. The specific EOD render safe tools to be used will be determined by the Government.

2.4.3.4 DISRUPTION MISSION PACKAGES. The contractor shall perform the analysis, design, prototyping, testing, and documentation necessary to produce disruption mission packages that are modular with respect to the MTRS. Any changes to the MTRS that are necessary to accommodate the disruption mission packages shall be capable of being accomplished in the field by EOD personnel. The specific EOD disruption tools to be used will be determined by the Government.

2.4.3.5 DISPOSAL MISSION PACKAGES. The contractor shall perform the analysis, design, prototyping, testing, and documentation necessary to produce disposal mission packages that are modular with respect to the MTRS. Any changes to the MTRS that are necessary to accommodate the disposal mission packages shall be capable of being accomplished in the field by EOD personnel. The specific EOD disposal tools to be used will be determined by the Government.

2.5 POST-PRODUCTION SUPPORT PHASE

      The contractor shall provide post-production support for the life (estimated to be 12 years) of each delivered production system.

2.5.1 WARRANTY. Each production system shall be covered by the contractor's standard commercial warranty.

2.5.2 DEPOT REPAIR. The contractor shall provide depot repair services in accordance with their commercial practices.

2.5.3 REPAIR PARTS. The contractor shall provide for the timely and adequate provisioning of repair parts in accordance with their commercial practices.

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                          N00174-03-D-0003                              14 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

2.5.4 TROUBLESHOOTING ASSISTANCE. The contractor shall provide troubleshooting assistance to field activities in accordance with their commercial practices.

2.5.5 CONFIGURATION MANAGEMENT. The contractor shall manage the configuration (including hardware and software) of the MTRS, including the implementation of changes and upgrades, throughout the life of the MTRS in accordance with their commercial practices.

2.6 DOCUMENTATION/DATA RIGHTS.

      In the event of the demise of the contractor, the contractor shall make available to the Government the documentation/data rights necessary to support and procure the MTRS.

3.0 DATA REQUIREMENTS

      The following is a list of the required data that shall be delivered.

SOW PARAGRAPH                      DATA                                 DELIVERY DATE
-------------     -------------------------------------    ---------------------------------------
2.2.3             Monthly Status Reports                   First submission 45 days after contract
                  (PSVM Phase)                             award

2.2.4             Safety Assessment Report                 Draft 120 days after contract award;
                                                           Final 30 days after receipt of comments
                                                           from Government

2.2.5             Lithium Battery System Technical Data    30 days after contract award
                  (if lithium batteries are used)

2.2.6             Operation & Maintenance Source Data      With delivery of PSVMs

2.3.2             Initial Spares List                      With delivery of PRMs

2.3.4             Monthly Status Reports                   First submission 30 days after order of
                  (PRM Phase)                              PRMs

NSN 7540-01-152-8057         50336-101                 OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET        REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                           N00174-03-D-0003                             15 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SEA C-19 - CONFIGURATION MANAGEMENT (NAVSEA) (JUN 1999)

(a) Baseline Definition - For configuration control purposes, all contractual documentation in effect at the time of contract award shall constitute the Contract Baseline which shall be considered incorporated in the baseline documentation.

(b) General Requirement - (1) The Contractor shall maintain a Configuration Control Program to assure that all detail level work being performed under this contract is in compliance with appropriate baseline documentation. The Contractor shall prepare a Configuration Management Plan for approval by the Government.

      (2) Whenever a situation arises wherein the Contractor cannot comply with a baseline document, or whenever intent of such documentation is significantly changed by detail level documentation, the Contractor shall submit change documents to modify baseline documents to resolve the conflict or to allow non-compliance. Whenever the cost of implementing a proposed change is less than $500,000, the Contractor shall provide documentation explaining the nature of related costs as shown on the change document. Whenever the contract cost changes by more than $500,000, the Contractor shall complete such cost and pricing data as the Contracting Officer shall require detailing all related costs, and attach it to the change document. Change documentation shall be submitted to the Supervisor in accordance with the Contract Data Requirements List (CDRL), and as described in paragraphs (c) through (f) below.

Engineering Change Proposals (Short Form, DP Form 1693) - MIL-STD-973 shall be used as general guidance for completing this standard form. This form shall be used whenever the detail level physical configuration, material quality, operational or functional performance of equipment or installed systems will not be in compliance with baseline design-related documents (Ship Specifications, Contract Drawings, etc.), and a change to the baseline document is considered an appropriate means of resolving a design-related issue. Documentation shall be developed in sufficient detail to enable Government review and evaluation of the merits of the proposed change, including cost and scheduling impact, ship class impact, and consequences if disapproved. Due to space limitations of the Standard DD Form 1693, the Contractor may use form continuation sheets to assure that sufficient detailed information, including appropriate illustrations, is provided. All existing drawings and technical manuals impacted by the change shall be listed along with a brief narrative explanation of needed changes to incorporate the Engineering Change Proposal (ECP) if approved. Weight and moment data incidental to the change shall be provided in Block 15 of the form. The Contractor shall also prepare applicable baseline document insert sheets, with specific word changes or proposed re-write, to facilitate baseline documentation changes.

(d) Non-Engineering Change Proposals (NAVSEA Form 4130) - This form shall be used to document administrative, procedural, scheduling, or documentation changes that do not directly impact the physical configuration of the ship. The completed Form 4130 should explain the nature of the problem, identify the applicable baseline document (i.e., Contract Data Requirement List (CDRL), Contract Clause, etc.) and provide a detailed explanation justifying the proposed course of action desired to resolve the problem. Due to the space limitation on the form, continuation sheets may be used. Insert sheets for applicable documents shall also be attached to facilitate change action in the event the Non-Engineering Change Proposal (NECP) is approved.

(e) Deviations and Waivers (DD Form 1694) - In the event that a baseline design-related document requirement cannot be met, and a change to the baseline document is considered inappropriate, the Contractor shall submit a request for deviation or waiver, as applicable. The explanation of "need for deviation" of Block 24 should provide detailed justification and consequences of approval, to include technical details explaining the degree of non-compliance or effect on ship equipment or system operation constraints. In a similar manner, a waiver shall

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                          N00174-03-D-0003                              16 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

document an "as built" configuration that departs from baseline documentation, and should include any proposed corrections or modifications to better meet the intent of the baseline document. MIL-STD-973 provides guidance in completing DD Form 1694.

(f) Equitable Adjustments for Change Documentation Preparations - For its effort expended in preparing ECPs, NECPs, Deviations and Waivers, the Contractor shall receive equitable adjustment under the following circumstances.

      (1) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later disapproved by the Government, the Contractor shall bear the cost of this effort.

      (2) To avoid such loss, and at its option, the Contractor may submit a "preliminary" document that outlines intent, but without detailed supporting documentation and request the Supervisor's approval for expenditure of effort to complete the detailed supporting documentation. In the event the Supervisor denies this request, the Contractor will bear the cost of development of the "preliminary" document, and shall make no further effort to complete detailed supporting documentation.

      (3) In the event the Supervisor approves the Contractor's request to develop supporting documentation, the Contractor shall be equitably compensated for its effort for both the "preliminary" and "final" documentation, regardless of whether or not the change document is later approved.

      (4) In the event the Government requests in writing that the Contractor develop change documentation, the effort expended by the Contractor in developing such documentation shall be subject to equitable adjustment, regardless of whether or not the change document is later approved.

      (5) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later approved by the Government, the cost of developing such documentation shall be incorporated in the contract modification that implements the change.

      (6) Failure to agree to such equitable adjustment in contract price shall constitute a dispute, and shall be adjudicated in accordance with the requirements of the clause entitled "DISPUTES" (FAR 52.233-1).

(g) The Contractor shall verify (by physical inspection of the vessel) to the Government, that all Field Modification Requests (FMRs) and Headquarters Modification Requests (HMRs) (including Government responsible trial items) have been incorporated into the vessel. Verification shall include:

      (1) List of all HMRs and FMRs authorized to date.

      (2) List of those HMRs and FMRs verified to be complete.

      (3) List of those HMRs and FMRs which are partially complete or not started with scheduled date for their completion.

(h) Any cost reduction proposal submitted pursuant to the clause entitled "VALUE ENGINEERING" (FAR 52.248-1) shall be submitted as a Code V Engineering Change Proposal (VECP) on the DD Form 1693 series and shall be supplemented by the information required by the "VALUE ENGINEERING" clause.

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                         N00174-03-D-0003                               17 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SEA C-20 - ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS (NAVSEA) (MAY 1993)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.

SEA C-22 - CONTRACTOR'S PROPOSAL (NAVSEA) (SEP 1990)

(a)Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in Proposal MTRS dated 06 June 2002 and 10 September 2002 in response to NAVSEA Solicitation No. N00147-02-R-0032.

(b)The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-8) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specifications" in the order of precedence.

SEA C-35 - PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/over dimensional materials.

SEA C-77 - LIMITATION OF LIABILITY - HIGH VALUE ITEMS (NAVSEA) (JUN 1992)

The following items are subject to the clause of this contract entitled "LIMITATION OF LIABILITY--HIGH VALUE ITEMS" (FAR 52.246-24): CLINs 0001, 0010, and 0016.

SEA C-85 - EXTENSION OF COMMERCIAL WARRANTY (NAVSEA) (NOV 1996)

The Contractor shall extend to the Government the full coverage of any standard commercial warranty normally offered in a similar commercial sale, provided that such warranty is available at no additional cost to the Government. The Contractor shall provide a copy of the standard commercial warranty with the item. The standard commercial warranty period shall begin upon the final acceptance of the applicable material or software. Acceptance of the standard commercial warranty does not waive the Government's rights under the "Inspection" clause, nor does it limit the Government's rights with regard to other terms and conditions of the contract. In the event of a conflict, the terms and conditions of the contract shall take precedence over the standard commercial warranty.

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                        N00174-03-D-0003                                18 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION D Packaging and Marking

CLAUSES INCORPORATED BY REFERENCE:

252.227-7026 Deferred Delivery Of Technical Data Or Computer Software   APR 1988

CLAUSES INCORPORATED BY FULL TEXT

SEA D-10 - IDENTIFICATION MARKING OF PARTS (NAVSEA) (NOV 1996)

Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

      (1) Parts shall be marked in accordance with generally accepted commercial practice.

      (2) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

SEA D-11 - MARKING AND PACKING LIST(S) (NAVSEA) (NOV 1996)

(a) Marking. Shipments, shipping containers and palletized unit loads shall be marked in accordance with best commercial practice.

(b) Packing List(s). A packing list (DD Form 250 Material Inspection and Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items.

   Where assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.

(c) Master Packing List. In addition to the requirements in paragraph (b) above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.

(d) Part Identification. All items within the kit, set, installation hardware or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number.

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                          N00174-03-D-0003                              19 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SEA D-12 - WARRANTY NOTIFICATION FOR ITEM(S) 0016 - (NAVSEA) (NOV 1996)

The Contractor shall apply a permanent warranty notification stamping or marking on each warranted deliverable end item and its container. The notification shall be placed in close proximity to other required stamping or markings so as to be easily readable by personnel. The warranty notification shall read:

                   THIS ITEM WARRANTED UNDER CONTRACT N00174-03-D-0003 TO CONFORM TO DESIGN, MANUFACTURING, AND
                   PERFORMANCE REQUIREMENTS AND BE FREE FROM
                   DEFECTS IN MATERIAL AND WORKMANSHIP
                   FOR __________________________________FROM
                   DATE OF ACCEPTANCE. IF ITEM IS DEFECTIVE
                   NOTIFY _________________________________ AND PCO.

SEA D-13 - PACKAGING LANGUAGE (W/O MILITARY SPECIFICATIONS)

Item(s) 0001, 0010, and 0016 - The supplies furnished hereunder shall be packaged in accordance with best commercial practice.

IHD 31 - MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)(NAVSEA/IHD) FEB 2000

(a) Marking shall be in accordance with ASTM D 3951-90, "Commercial Packaging of Supplies and Equipment."

(b) Additional markings are stated below:

  Contract No:

  Bldg:       TO SPECIFIED ON INDIVIDUAL TASK/DELIVERY ORDERS

  Code:

*Note: When the item is over 1000 lbs the contractor is to stencil the weight on the crate

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                         N00174-03-D-0003                               20 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION E Inspection and Acceptance

CLAUSES INCORPORATED BY REFERENCE:

52.246-4         Inspection Of Services--Fixed Price         AUG 1996
52.246-2         Inspection Of Supplies--Fixed Price         AUG 1996
52.246-16        Responsibility For Supplies                 APR 1984
252.246-7000     Material Inspection And Receiving Report    DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

SEA E-2 - INSPECTION AND ACCEPTANCE LANGUAGE FOR F.O.B. DESTINATION (NAVSEA)

Item(s) 0001, 0010, and 0016 - Inspection and acceptance shall be made at destination by a representative of the Government.

IHD 44 - INSPECTION AND ACCEPTANCE (SPECIAL CONDITIONS)(NAVSEA/IHD) FEB 2000

(a)Initial inspection of the supplies to be furnished hereunder shall be made by IROBOT CORPORATION at the contractor's or subcontractor's plant located at MILFORD, NH. The cognizant inspector shall be notified when the material is available for inspection. The place designated for such actions shall not be changed without authorization of the Contracting Officer. Final inspection and acceptance shall be made by the GOVERNMENT within 30 days after RECEIPT OF THE ITEM.

(b)Initial inspection shall consist of quality assurance at point of manufacture and/or assembly and check/test prior to shipment. Final inspection and acceptance will be made by the Receiving Activity after installation/check out/testing of the supplies.

IHD 47 - INSPECTION AND ACCEPTANCE TIMEFRAME (NAVSEA/IHD) FEB 2000

Inspection and acceptance of supplies to be furnished under this contract shall be made by the Government within 30 days after receipt of material. Payment will be tendered not later than 30 days after acceptance has occurred.

IHD 49 - INSPECTION AND ACCEPTANCE (DESTINATION) (NAVSEA/IHD) (FEB 2000)

Inspection and acceptance of the supplies or services to be furnished hereunder shall be made at destination by the receiving activity.

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

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                        N00174-03-D-0003                                21 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION F Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE:

52.242-15        Stop-Work Order              AUG 1989
52.242-17        Government Delay Of Work     APR 1984
52.247-34        F.O.B. Destination           NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

52.211-8 TIME OF DELIVERY (JUN 1997)

(a) The Government requires delivery to be made according to the following schedule:

                           REQUIRED DELIVERY SCHEDULE

CLINS      SUPPLIES/SERVICES               DELIVERY DATE           UNIT OF ISSUE    QUANTITY
0001    Performance Specification    270.00 days after receipt         Each           2.00
        Verification Models          of order (ARO)
        (PSVM)

0002    Post Award Conference        No later than 15.00 days          Lot
                                     ADC

0003    Project Reviews              At least two (2) prior to         Lot
                                     delivery of the PSVMs

0004    Monthly Status Reports       45 days ARO and every             Lot            1.00
                                     month thereafter

0005    Safety Assessment Report     No later than 120 days ARO        Lot            1.00

0006    Lithium Batteries            No later than 30 days ARO         Lot            1.00
        Technical Data

0007    Operation and Maintenance    270.00 days ARO                   Lot            1.00
        Source Data

0008    Training                     After delivery of PSVMs           Lot            1.00

0009    Engineering Services         Upon delivery of PSVMs            Lot            1.00

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N00174-03-D-0003                               22 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

PHASE II

0010         Production Representative       90.00 days after order          Each         2.00
             Models (PRM)

0011         Minor Modifications in                                          Lot
             accordance with the
             Request for Proposal

0012         Project Reviews                 At least one (1) prior to       Lot
                                             delivery of the PRMs

0013         Monthly Status Reports          Monthly                         Lot          1.00

0014         Initial Spares List             90.00 days after order          Lot          1.00

0015         Engineering Services            Continuing from basic           Lot          1.00
                                             requirement for 270 days

PHASE III

0016         Production Systems              To be specified on              Each       250.00
                                             individual delivery
                                             orders

0017         Standard Commercial                                             Lot
             Warranty

0018         Initial Spares                  With production systems         Lot          1.00
                                             as required

0019         Chemical Detection              To be specified on              Lot          1.00
             Mission Package                 individual delivery order

0020         Nuclear Detection Mission       To be specified on              Lot          1.00
             Package                         individual delivery order

0021         Render Safe Mission             To be specified on              Lot          1.00
             Package                         individual delivery order

0022         Disruption Mission Package      To be specified on              Lot          1.00
                                             individual delivery order

0023         Disposal Mission Package        To be specified on              Lot          1.00
                                             individual delivery order

0024         Depot Repair Services           To be specified on              Lot          1.00
                                             individual delivery order

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                          N00174-03-D-0003                              23 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

0025        Repair Parts         To be specified on            Lot         1.00
                                 individual delivery order

      The Government will evaluate equally, as regards time of delivery, offers that propose delivery of each quantity within the applicable delivery period specified above. Offers that propose delivery that will not clearly fall within the applicable required delivery period specified above, will be considered nonresponsive and rejected. The Government reserves the right to award under either the required delivery schedule or the proposed delivery schedule, when an offeror offers an earlier delivery schedule than require above. If the offeror proposes no other delivery schedule, the require delivery schedule above will apply.

                      OFFEROR'S PROPOSED DELIVERY SCHEDULE

ITEM NO.                QUANTITY              WITHIN DAYS AFTER DATE OF CONTRACT

(b) Attention is directed to the Contract Award provision of the solicitation that provides that a written award or acceptance of offer mailed, or otherwise furnished to the successful offeror, results in a binding contract. The Government will mail or otherwise furnish to the offeror an award or notice of award not later than the day award is dated. Therefore, the offeror should compute the time available for performance beginning with the actual date of award, rather than the date the written notice of award is received from the Contracting Officer through the ordinary mails. However, the Government will evaluate an offer that proposes delivery based on the Contractor's date of receipt of the contract or notice of award by adding (1) five calendar days for delivery of the award through the ordinary mails, or (2) one working day if the solicitation states that the contract or notice of award will be transmitted electronically. (The term "working day" excludes weekends and U.S. Federal holidays.) If, as so computed, the offered delivery date is later than the required delivery date, the offer will be considered nonresponsive and rejected.

(End of Clause)

IHD 61 - PLACE OF DELIVERY: DESTINATION (NAVSEA/IHD) FEB 2000

(a)The articles to be furnished hereunder shall be delivered all transportation charges paid by the contractor to:

               Naval Explosive Ordnance Disposal Technology Division
               Attn: Byron Brezina
               2008 Stump Neck Road, Building 2172
               Indian Head, MD 20640

(b)Bids submitted on a basis other than F.O.B. Destination will be rejected as non-responsive and proposals may be deemed unacceptable.

IHD 62 - PERIOD OF PERFORMANCE (NAVSEA/IHD) FEB 2000

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N00174-03-D-0003                               24 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

The Basic effort to be performed under this contract, including delivery of data, shall be completed within a period of 120 months beginning with the effective date of this contract. The estimated ordering period for each phase is shown below:

            PHASE I - FROM DATE OF AWARD UNTIL SIX (6) MONTHS AFTER DATE OF AWARD (ADC)

            PHASE II - FROM EIGHTEEN (18) MONTHS ADC THROUGH TWENTY-FOUR (24) MONTHS ADC

            PHASE III - FROM TWENTY-EIGHT (28) MONTHS ADC THROUGH TEN (10) YEARS ADC

                                   (End of Clause)

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                          N00174-03-D-0003                              25 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

CONTRACT       FUNDING DATA                                            COST CODE

GUARANTEED MINIMUM WILL BE PLACED ON DELIVERY ORDER AT TIME OF AWARD.

CLAUSES INCORPORATED BY REFERENCE:

252.242-7000  Postaward Conference                 DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

NAPS 5252.232-9000 SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992)

(a) "Invoice" as used in this clause does not include contractor requests for progress payments.

(b) The contractor shall submit original invoices with copies to the address identified in the solicitation/-contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block
      10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

(e)   The contractor shall prepare:

            [X] a separate invoice for each activity designated to receive the supplies or services.

            [ ] a consolidated invoice covering all shipments delivered under an individual order.

            [ ]   either of the above.

(f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

INVOICE MAILING INSTRUCTIONS
                    (To be completed by Contract Specialist)

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N00174-03-D-0003                               26 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

        MAIL INVOICES TO: DFAS COLUMBUS CENTER
                          DFAS-CO/NORTH ENTITLEMENT OPERATIONS
                          P.O. BOX 182266
                          COLUMBUS, OH 43218-2266

                          NAVAL EXPLOSIVE ORDNANCE DISPOSAL TECHNOLOGY DIVISION
                          ATTN: ELLEN LARISCY
                          2008 STUMP NECK ROAD, BUILDING 2015
                          INDIAN HEAD. MD 20640

                 * Check applicable procedure.
                         (End of clause)

SEA G-L - CONTRACT ADMINISTRATION DATA LANGUAGE (NAVSEA)

(a)Electronic Funds Transfer (EFT) Payment Requirements

FAR 52.232-33, MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT, is included in this solicitation/contract. All Contractor payments will be made by EFT unless excepted or otherwise determined by the paying office designated in the contract.

The Contractor must initiate enrollment in EFT by contacting the paying office designated in the contract and requesting form SF 3881, Automated Clearing House
(ACH) Vendor/Miscellaneous Payment Enrollment Plan. This form must be completed by the Contractor and their financial institution and returned to the paying office. The paying office will complete the process and notify the Contractor that EFT enrollment is complete. All payments under this contract will be held until the Contractor provides the required EFT enrollment information.

(b)Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

_______________________________________________________________________________

_______________________________________________________________________________


IHD 76 - INDIAN HEAD DIVISION, NAVAL SEA SYSTEMS COMMAND, HOURS OF OPERATION AND HOLIDAY SCHEDULE (NAVSEA/IHD) FEB 2000

1. The policy of this station is to schedule periods of reduced operations or shutdown during holiday periods. Deliveries will not be accepted on Saturdays, Sundays or Holidays except as specifically requested by the Naval Sea Systems Command. All goods or services attempted to be delivered on a Saturday, Sunday or Holiday without specific instructions from the Contracting Officer or his duly appointed representative will be returned to the contractor at his expense with no cost or liability to the U.S. Government.

2. The scheduled holidays for Indian Head Division, Naval Sea Systems Command are:

HOLIDAY              DATE OF OBSERVANCE
-------              ------------------

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N00174-03-D-0003                               27 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

New Year's Day                   01 January (Tuesday)*
Martin Luther King's Birthday    21 January (Monday)*
President's Day                  18 February (Monday)*
Memorial Day                     28 May (Monday)*
Independence Day                  4 July (Wednesday)*
Labor Day                         3 September (Monday)*
Columbus Day                     15 October (Monday)*
Veteran's Day                    12 November (Monday)*
Thanksgiving Day                 22 November (Thursday)*
Christmas Day                    25 December (Tuesday)*

* If the actual date falls on a Saturday, the holiday will be observed the preceding Friday. If the holiday falls on a Sunday, the observance shall be on the following Monday.

3. The hours of operation for the Contracts Division and Receiving Branch are as follows:

             AREA                         FROM               TO
             ----                         ----               --
Contracts Division (BLDG. 1558)         7:30 A.M.         4.00 P.M.

Receiving Branch (BLDG. 116)            7:30 A.M.        11.00 A.M.
                                       12:30 P.M.         2:00 P.M.

If you intend to visit the Contracts Division, it is advised that you call for an appointment at least 24 hours in advance.

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                         N00174-03-D-0003                               28 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

IHD 1 - CONTRACTOR PERFORMANCE ASSESSMENT RATING SYSTEM (CPARS) NAVSEA/IHD (JAN
2001)

(a) Pursuant to FAR 42.1502, this contract is subject to DoD's Contractor Performance Assessment System (CPARS). CPARS is an automated centralized information system accessible via the Internet that maintains reports of contractor performance for each contract. CPARS is located at http://www.nslcptsmh.navsea.navy.mil/. Further information on CPARS is available at that web-site.

(b) Under CPARS, the Government will conduct annual evaluations of the contractor's performance. The contractor has thirty (30) days after the Government's evaluation is completed to comment on the evaluation. The opportunity to review and comment is limited to this time period and will not be extended. Failure to review the report at this time will not prevent the Government from using the report.

(c) The contractor may request a meeting to discuss the CPAR. The meeting is to be requested via e-mail to the CPARS Program Manager no later than seven days following receipt of the CPAR. A meeting will then be held during the contractor's 30-day review period.

(d) The CPARS system requires the Government to assign the contractor a UserlD and password in order to view and comment on the evaluation. Provide the name(s) of at least one individual (not more than three) that will be assigned as your Defense Contractor Representative for CPARS.

       NAME                      PHONE                 E-MAIL ADDRESS (OPTIONAL)
       ----                      -----                 -------------------------
__________________        ____________________         _________________________

__________________        ____________________         _________________________

__________________        ____________________         _________________________

                                 (End of Clause)

IHD 91 - ORDERING UNDER MULTIPLE AWARD CONTRACTS (FEB 2000) (NAVSEA/IHD)

In the event that multiple awards result from this solicitation, task orders will be issued, competed, evaluated and awarded in accordance with the specific terms and conditions of each delivery order which may include price, past performance, technical proposal, or a combination thereof. Fair Opportunity to compete for each individual order need not be given to awardees for a particular order over $2500.00 due to (1) urgency of the task, (2) quality of past deliverables or (3) economy/efficiency interests as determined by the Contracting Officer.

IHD 113 - NOTICE OF INCORPORATION OF SECTIONS K, L, AND M (NAVSEA/IHD) FEB 2000

NSN 7540-01-152-8057         50336-101                 OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED       PAGE
                        N00174-03-D-0003                                29 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION                                  TITLE
K           Representations, Certifications and Other Statements of offerors
            (Bidders)

L           Instructions, Conditions, and Notices to offerors (Bidders)

M           Evaluation Factors for Award

IHD 114 - CONTRACTING OFFICER'S REPRESENTATIVE (COR) (NAVSEA/IHD) FEB 2000

(a) The COR for this contract is:

Name: Byron Brezina
Mailing Address: 2008 Stump Neck Rd., Bldg. 2172, Indian Head, MD 20640
Code: 50     Telephone No.: 301-744-6850, x255

(b) The Alternate COR for this contract is:
Name:
Mailing Address:
Code:        Telephone No.:

(c) The COR will act as the Contracting Officer's representative for technical matters, providing technical direction and discussion, as necessary, with respect to the specification or statement of work, and monitoring the progress and quality of contractor performance. The COR is not an Administrative Contracting Officer and does not have authority to direct the accomplishment of effort which is beyond the scope of the statement of work in the contract (or delivery order).

(d) When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract (or delivery order), the contractor shall promptly notify the contracting officer (or ordering officer) in writing. No action shall be taken by the contractor under such direction until the contracting officer has issued a modification to the contract (or in the case of a delivery order, until the ordering officer has issued a modification to the delivery order); or until the issue has been otherwise resolved.

(e) In the event that the COR named above is absent due to leave, illness or official business, all responsibility and functions assigned to the COR will be the responsibility of the alternate COR.

IHD 125 - TYPES OF DELIVERY ORDERS UNDER INDEFINITE DELIVERY TYPE CONTRACTS (FEB
2000) (NAVSEA/IHD)

(a) The following types of delivery orders will be issued under this contract: fixed price

SEA H-l - NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

NSN 7540-01-152-8057           50336-101               OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                          N00174-03-D-0003                              30 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

      (1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

      (2) National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class
(FSC) plus the applicable nine position NIIN assigned to the item of supply.

SEA H-21 - NAVSEA 5252.216-9110 ORDERS (FIXED-PRICE) (JULY 1999)

(a) General. Orders for supplies or services specified in Section B of the Schedule may be issued by the Contracting Officer at any time during the effective period of this agreement. Except as otherwise provided in paragraph
(e) below, the Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this agreement. It is understood and agreed that the Government has no obligation under the terms of this agreement to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this agreement shall not be used for the furnishing of supplies or services which are covered by any "guaranty" or "warranty" clause(s) of the contract(s) under which the supplies were manufactured. In the event of any inconsistency between any order and this agreement, this agreement shall control. All requirements of this agreement shall be applicable to all orders issued hereunder. Wherever the word "contract" appears in this agreement, it shall be deemed to include within its meaning the word "order", and each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this agreement.

(b) Ordering. Orders and revisions thereto shall be made in writing and be signed by any authorized Contracting Officer cited in paragraph (i). Each order shall:

NSN 7540-01-152-8057          50336-101                OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            31 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      (1) set forth detailed specifications or requirements for the supplies or services being ordered, (or reference applicable specifications or requirements in Section C of this agreement), and, shall refer to the appropriate item under Section B of this agreement;

      (2)   set forth quantities being ordered;

      (3)   set forth preservation, packaging and packing instructions, if any;

      (4)   set forth delivery or performance dates;

      (5) designate the place(s) where inspection and acceptance will be made by the Government;

      (6) set forth either the firm contract price or, in the case of an undefinitized order, the definitization schedule and both the monetary limitation on Government liability for the undefinitized order and the maximum ceiling amount at which the order may be definitized;

      (7) set forth appropriation and accounting data for the work being ordered;

      (8)   set forth any discount offered for prompt payment;

      (9)   be dated;

      (10)  be identified by number in accordance with DFARS 204.7004;

      (11) set forth the property, if any, to be furnished by the Government and the date(s) such property is to be delivered to the Contractor;

      (12) set forth the disbursing office where payment is to be made and other applicable contract administration data;

      (13) cite the applicable circumstance or exception and the justification control number. Orders for items not identified in the class justification, or an individual justification, and the basic ordering agreement are unauthorized;

      (14)  be issued on an SF 26 or a DD Form 1155; and

      (15)  set forth any other pertinent information.

(c) Firm Priced Orders. Except as otherwise provided in paragraph (d) below, the Contractor shall not begin any work on an order until a firm priced order is issued by the Contracting Officer. Upon receipt of a proposed order, the Contractor shall promptly submit to the Contracting Officer a price proposal for the work specified in the order. The Contractor agrees that it will submit such cost or pricing data as the Contracting Officer may require. Promptly after receipt of the Contractor's proposal and supporting cost or pricing data, the Contractor and the Contracting Officer shall negotiate and agree upon a price and delivery schedule for the work being ordered. The price and delivery schedule, as agreed upon, shall be set forth in the priced order and the order shall be signed by both the Contracting Officer and the Contractor. Upon receipt of the priced order, the Contractor shall promptly commence work and shall diligently complete it.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            32 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

(d) Undefinitized Orders. Whenever the Contracting Officer determines that urgent demands or requirements prevent the issuance of a firm priced order, the Contracting Officer may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount and a schedule for definitization, as described in subparagraph
(f)(2) below. Upon request, the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum price at which the order may be definitized. Except as provided in paragraph (e) below, the Contractor shall commence performance of the order upon receipt. The clause entitled "CONTRACT DEFINITIZATION" (DFARS 252.217-7027) shall be included in any undefinitized order.

(e) Rejection of Unilateral Orders. The Contractor may reject any unilateral order if the Contractor determines it cannot feasibly perform the order, or if it does not concur with the maximum ceiling amount. However, each unilateral order shall be deemed to have been accepted by the Contractor unless within fifteen (15) days of issuance of the order the Contractor notifies the Contracting Officer in writing of its rejection of the order.

(f) Definitization of Undefinitized Orders. (1) The Contractor agrees that following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) other mutually agreeable clauses, terms and/or conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor shall submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR or the Contracting Officer, cost or pricing data. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.

      (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

            (i) specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

            (ii) the date on which the amount of funds obligated by the Government under the undefinitized order exceeds fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

      (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (f)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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NAME OF OFFEROR OR CONTRACTOR
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(g) Limitation of Government Liability. (1) Each undefinitized order shall set forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, those expenditures and obligations will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The clause at FAR 52.216-24 shall be included in any undefinitized order.

      (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long lead procurements; and except as otherwise provided in subparagraph (g)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the maximum ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

      (3) If the Contractor submits a qualifying proposal, as defined in DFARS 217.7401, to definitize an order before the Government obligated fifty percent (50%) of the maximum ceiling amount, the Contracting Officer may increase the limitation of Government liability up to no more than seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

      (4) If at any time the Contractor believes that its expenditures under an order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty
(30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to definitization.

(h) Initial Spares. The limitations set forth in paragraph (d) and subparagraphs
(f)(2), (g)(2) and (g)(3), do not apply to undefinitized orders for the purchase of initial spares.

(i) Ordering Activities. The following activities are authorized to issue orders hereunder:

The Contracting Officer of the Ordering Activity shall forward a copy of each executed order marked "DD-350", to the Commander, Naval Sea Systems Command,
ATTN: SEA 0293.

(j) Funds in the following amount are committed under this Basic Ordering Agreement for use by the Ordering Activity in obligating funds to pay for orders placed hereunder:

Item                 Funds

The Contracting Officer of the Ordering Activity shall forward a copy of each executed order marked ADD-350(congruents), to the Commander, Naval Sea Systems Command, ATTN: SEA 0294.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            34 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1        Definitions                                                     DEC 2001
52.203-3        Gratuities                                                      APR 1984
52.203-5        Covenant Against Contingent Fees                                APR 1984
52.203-6 Alt I  Restrictions On Subcontractor Sales To The Government (Jul      OCT 1995
                1995)-- Alternate I
52.203-7        Anti-Kickback Procedures                                        JUL 1995
52.203-8        Cancellation, Rescission, and Recovery of Funds for Illegal or  JAN 1997
                Improper Activity
52.203-12       Limitation On Payments To Influence Certain Federal             JUN 1997
                Transactions
52.204-4        Printed or Copied Double-Sided on Recycled Paper                AUG 2000
52.208-9        Contractor Use of Mandatory Sources of Supply or Services       FEB 2002
52.209-6        Protecting the Government's Interest When Subcontracting With   JUL 1995
                Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15       Defense Priority And Allocation Requirements                    SEP 1990
52.215-8        Order of Precedence--Uniform Contract Format                    OCT 1997
52.219-6        Notice Of Total Small Business Set-Aside                        JUL 1996
52.219-8        Utilization of Small Business Concerns                          OCT 2000
52.219-14       Limitations On Subcontracting                                   DEC 1996
52.222-3        Convict Labor                                                   AUG 1996
52.222-21       Prohibition Of Segregated Facilities                            FEB 1999
52.222-26       Equal Opportunity                                               FEB 1999
52.222-35       Equal Opportunity For Disabled Veterans, Veterans of the        DEC 2001
                Vietna Era and Other Eligible Veterans
52.222-36       Affirmative Action For Workers With Disabilities                JUN 1998
52.222-37       Employment Reports On Special Disabled Veterans, Veterans Of    DEC 2001
                The Vietnam Era and Other Eligible Veterans
52.223-10       Waste Reduction Program                                         AUG 2000
52.223-14       Toxic Chemical Release Reporting                                OCT 2000
52.225-8        Duty-Free Entry                                                 FEB 2000
52.225-13       Restrictions on Certain Foreign Purchases                       JUL 2000
52.226-1        Utilization Of Indian Organizations And Indian-Owned Economic   JUN 2000
                Enterprises
52.227-1        Authorization and Consent                                       JUL 1995
52.227-2        Notice And Assistance Regarding Patent And Copyright            AUG 1996
                Infringement
52.229-3        Federal, State And Local Taxes                                  JAN 1991
52.229-5        Taxes--Contracts Performed In U S Possessions Or Puerto Rico    APR 1984
52.232-1        Payments                                                        APR 1984
52.232-8        Discounts For Prompt Payment                                    FEB 2002
52.232-11       Extras                                                          APR 1984
52.232-17       Interest                                                        JUN 1996

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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
52.232-23       Assignment Of Claims                                            JAN 1986
52.232-25       Prompt Payment                                                  FEB 2002
52.232-33       Payment by Electronic Funds Transfer--Central Contractor        MAY 1999
                Registration
52.233-1 Alt I  Disputes (Dec 1998) - Alternate I                               DEC 1991
52.233-3        Protest After Award                                             AUG 1996
52.242-13       Bankruptcy                                                      JUL 1995
52.243-1        Changes--Fixed Price                                            AUG 1987
52.247-63       Preference For U.S. Flag Air Carriers                           JAN 1997
52.249-2        Termination For Convenience Of The Government (Fixed-Price)     SEP 1996
52.249-8        Default (Fixed-Price Supply & Service)                          APR 1984
52.251-1        Government Supply Sources                                       APR 1984
52.253-1        Computer Generated Forms                                        JAN 1991
252.203-7001    Prohibition On Persons Convicted of Fraud or Other Defense-     MAR 1999
                Contract-Related Felonies
252.203-7002    Display Of DOD Hotline Poster                                   DEC 1991
252.204-7002    Payment For Subline Items Not Separately Priced                 DEC 1991
252.204-7003    Control Of Government Personnel Work Product                    APR 1992
252.204-7004    Required Central Contractor Registration                        NOV 2001
252.205-7000    Provisions Of Information To Cooperative Agreement Holders      DEC 1991
252.209-7004    Subcontracting With Firms That Are Owned or Controlled By The   MAR 1998
                Government of a Terrorist Country
252.225-7001    Buy American Act And Balance Of Payments Program                MAR 1998
252.225-7002    Qualifying Country Sources As Subcontractors                    DEC 1991
252.225-7009    Duty-Free Entry--Qualifying Country Supplies (End Products and  AUG 2000
                Components)
252.225-7010    Duty-Free Entry--Additional Provisions                          AUG 2000
252.225-7012    Preference For Certain Domestic Commodities                     AUG 2000
252.225-7031    Secondary Arab Boycott Of Israel                                JUN 1992
252.225-7043    Antiterrorism/Force Protection Policy for Defense Contractors   JUN 1998
                Outside the United States
252.226-7001    Utilization of Indian Organizations and Indian-Owned Economic   SEP 2001
                Enterprises-DoD Contracts
252.227-7013    Rights in Technical Data--Noncommercial Items                   NOV 1995
252.227-7014    Rights in Noncommercial Computer Software and Noncommercial     JUN 1995
                Computer Software Documentation
252.227-7016    Rights in Bid or Proposal Information                           JUN 1995
252.227-7019    Validation of Asserted Restrictions--Computer Software          JUN 1995
252.227-7030    Technical Data--Withholding Of Payment                          MAR 2000
252.227-7036    Declaration of Technical Data Conformity                        JAN 1997
252.227-7037    Validation of Restrictive Markings on Technical Data            SEP 1999
252.243-7001    Pricing Of Contract Modifications                               DEC 1991
252.243-7002    Requests for Equitable Adjustment                               MAR 1998
252.246-7000    Material Inspection And Receiving Report                        DEC 1991
252.247-7023    Transportation of Supplies by Sea                               MAR 2000
252.247-7024    Notification Of Transportation Of Supplies By Sea               MAR 2000

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            36 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP


CLAUSES INCORPORATED BY FULL TEXT

52.216-18 - ORDERING (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through ten (10) years thereafter. The ordering period for Phase I shall be from date of award until six (6) months after date of contract (ADC). The ordering period for Phase II shall be from eighteen (18) months ADC through twenty-four (24) months ADC. The ordering period for Phase III shall be from twenty-eight (28) months ADC through ten (10) years ADC.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

                                (End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than CLINs 0001 through 0009, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 250 units (insert dollar figure or quantity);

(2) Any order for a combination of items in excess of 250 production units (insert dollar figure or quantity); or

(3) A series of orders from the same ordering office within 30days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            37 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 120 days after expiration date of the contract.

(End of clause)

52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

"WARNING: Contains (or manufactured with, if applicable), a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere."----------------------

The Contractor shall insert the name of the substance(s).

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            38 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

            http://www.arnet.gov/far/

            http://www.acq.osd.mil/dp/dars/dfars/dfars.html

252.225-7008 SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (MAR 1998)

In accordance with paragraph (b) of the Duty-Free Entry clause of this contract, in addition to duty-free entry for all qualifying country supplies (end products and components) and all eligible end products subject to applicable trade agreements (if this contract contains the Buy American Act--Trade Agreements--Balance of Payments Program clause or the Buy American Act--North American Free Trade Agreement Implementation Act--Balance of Payments Program clause), the following foreign end products that are neither qualifying country end products nor eligible end products under a trade agreement, and the following nonqualifying country components, are accorded duty-free entry.

(End of Clause)

252.251-7000 ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY 1995)

(a) When placing orders under Federal Supply Schedules or Personal Property Rehabilitation Price Schedules, the Contractor shall follow the terms of the applicable schedule and authorization. Include in each order:

(1) A copy of the authorization (unless a copy was previously furnished to the Federal Supply Schedule or Personal Property Rehabilitation Price Schedule contractor).

(2) The following statement:

This order is placed under written authorization from     dated      . In
the event of any inconsistency between the terms and conditions of this order and those of your Federal Supply Schedule contract or Personal Property Rehabilitation Price Schedule contract, the latter will govern.

(3) The completed address(es) to which the Contractor's mail, freight, and billing documents are to be directed.

(b) If a Federal Supply Schedule contractor refuses to honor an order placed by a Government contractor under an agency authorization, the Contractor shall report the circumstances to the General Services Administration, FFN, Washington, DC 20406, with a copy to the authorizing office.

(c) When placing orders under nonmandatory schedule contracts and requirements contracts, issued by the General Services Administration (GSA) Office of Information Resources Management, for automated data processing equipment, software and maintenance, communications equipment and supplies, and teleprocessing services, the Contractor shall follow the terms of the applicable contract and the procedures in paragraph (a) of this clause.

(d) When placing orders for Government stock, the Contractor shall --

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            39 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

(1) Comply with the requirements of the Contracting Officer's authorization, using FEDSTRIP or MILSTRIP procedures, as appropriate;

(2) Use only the GSA Form 1948-A, Retail Services Shopping Plate, when ordering from GSA Self-Service Stores;

(3) Order only those items required in the performance of Government contracts; and

(4) Pay invoices from Government supply sources promptly. For purchases made from DoD supply sources, this means within 30 days of the date of a proper invoice (see also Defense Federal Acquisition Regulation Supplement (DFARS) 251.105). For purposes of computing interest for late Contractor payments, the Government's invoice is deemed to be a demand for payment in accordance with the Interest clause of this contract. The Contractor's failure to pay may also result in the DoD supply source refusing to honor the requisition (see DFARS 251.102(f)) or in the Contracting Officer terminating the Contractor's authorization to use DoD supply sources. In the event the Contracting Officer decides to terminate the authorization due to the Contractor's failure to pay in a timely manner, the Contracting Officer shall provide the Contractor with prompt written notice of the intent to terminate the authorization and the basis for such action. The Contractor shall have 10 days after receipt of the Government's notice in which to provide additional information as to why the authorization should not be terminated. Such termination shall not provide the Contractor with an excusable delay for failure to perform or complete the contract in accordance with the terms of the contract, and the Contractor shall be solely responsible for any increased costs.

(e) Only the Contractor may request authorization for subcontractor use of Government supply sources. The Contracting Officer will not grant authorizations for subcontractor use without approval of the Contractor.

(f) Government invoices shall be submitted to the Contractor's billing address, and Contractor payments shall be sent to the Government remittance address specified below:

Contractor's Billing Address [include point of contact and telephone number]:

Government Remittance Address [include point of contact and telephone number]:

(End of clause)

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            40 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

SECTION J List of Documents, Exhibits and Other Attachments

Attachment A - Performance Specification

Attachment B - Contract Administration Plan

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            41 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

                           PERFORMANCE SPECIFICATION
                                    FOR THE
                        MAN TRANSPORTABLE ROBOTIC SYSTEM

                                    1. SCOPE

This performance specification contains the complete requirements for the Man Transportable Robotic System (MTRS), including interface characteristics and quality assurance provisions.

                             2. SYSTEM REQUIREMENTS

2.1 SYSTEM DESCRIPTION

The purpose of the MTRS is to complement/augment the military EOD technician when performing reconnaissance during extremely hazardous EOD missions involving unexploded ordnance (UXO) and improvised explosive devices (IEDs). The MTRS will provide the operator with good situational awareness(1) of the area that is being reconnoitered. The major components of the MTRS will be a remote controlled vehicle and an operator control station (OCS). Communication between the OCS and the vehicle shall be accomplished in both a wireless mode and a cabled mode. The vehicle will be composed of a teleoperated(2) platform and a teleoperated robotic manipulator. The vehicle shall incorporate industry standard communication ports to enable interoperability with various sensors in future system upgrades that will enhance the reconnaissance capabilities of the MTRS. The MTRS shall also have an integrated firing circuit to enable interoperability with explosive EOD tools in future system upgrades that will add render safe, disruption, and disposal capabilities to the MTRS.

2.2 CHARACTERISTICS

2.2.1 PERFORMANCE CHARACTERISTICS.

      2.2.1.1 VEHICLE SIZE. The vehicle size shall be such that the vehicle can travel through a door opening with a clear width of 25 inches and turn into a corridor with a width of 36 inches. The capability of the vehicle to travel down passageways with a width of 18 inches is desired.

      2.2.1.2 VEHICLE MOBILITY.

Note: The vehicle shall meet the specifications contained in sections 2.2.1.2.1 through and including 2.2.1.2.10 while carrying a 10 pound payload that is located as close as possible to the center of gravity of the vehicle.

Note: Modular mobility aids may be used to enhance vehicle performance for specific mobility specifications. However, the vehicle, without any modular mobility aids, shall meet the specifications contained in sections

------------------
(1)Situational awareness refers to the degree of accuracy by which the operator's perception of the environment surrounding the vehicle mirrors reality

(2)Teleoperation implies the presence of a human being in the control loop

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

2.2.1.2.1, 2.2.1.2.5, 2.2.1.3, and 2.2.1.6. Mobility aids, if any, shall be modular with respect to the vehicle platform, requiring no more than five minutes to install or remove without the use of tools.

            2.2.1.2.1 STAIRS. The vehicle shall be capable of climbing the following stair types:

                  - Wooden Residential Stairs - Consists of 13 steps in a straight flight with 8.25 inch risers and 9 inch treads (43 degree climb angle). Stair width is 36 inches.

                  - Carpeted Wooden Residential Stairs - Consists of five steps in a straight flight, a quarter landing, and eight steps in a straight flight. Stair width is 36 inches with 7.75 inch risers and 10 inch treads (38 degree climb angle). All stairs and landing are carpeted.

                  - Commercial Building Stairs - Consists of 13 steps in a straight flight, a half landing, and 10 steps in a straight flight. Stair width is 42 inches with 7 inch risers and 11 inch treads (32 degree climb angle). Tread surface is finished masonry with anti-skid nosings.

The capability to climb 36 inch wide wooden stairs with 10 inch risers and 5.75 inch treads (60 degree climb angle) is desired.

            2.2.1.2.2 SLOPES (CLIMB). The vehicle shall be capable of climbing a 45 degree dry grass-covered slope. The capability to climb a 60 degree dry grass-covered slope is desired.

            2.2.1.2.3 SLOPES (TRAVERSE). The vehicle shall be capable of traversing a 30 degree dry grass-covered slope. The capability to traverse a 45 degree dry grass-covered slope is desired.

            2.2.1.2.4 SNOW. The vehicle shall be capable of maneuvering in snow that is 2 inches deep. The capability to maneuver in snow that is 6 inches deep is desired.

            2.2.1.2.5 CURB. The vehicle shall have the capability to maneuver over a 6 inch concrete curb. The capability to maneuver over a 12 inch concrete curb is desired.

            2.2.1.2.6 RUBBLE/DEBRIS. The vehicle shall have the capability to maneuver on rubble/debris with an average diameter of 4 inches. The capability to maneuver on rubble/debris with an average diameter of 8 inches is desired.

            2.2.1.2.7 SAND. The vehicle shall have the capability to maneuver on unpacked sand that is 2 inches deep. The capability to maneuver on unpacked sand that is 6 inches deep is desired.

            2.2.1.2.8 HIGH GRASS. The vehicle shall have the capability to maneuver in grass that is 6 inches high. The capability to maneuver in grass that is 12 inches high is desired.

            2.2.1.2.9 SHALLOW WATER. The vehicle shall have the capability to maneuver in standing water that is 4 inches deep. The capability to maneuver in standing water that is 6 inches deep is desired.

            2.2.1.2.10 MUD. The vehicle shall have the capability to maneuver in mud.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      2.2.1.3 ENDURANCE. The vehicle and OCS, while being powered by internal power sources such as batteries, shall be capable of two hours of continuous operation when being operated against the following endurance profile in wireless mode and cabled mode:

            - Drive vehicle 800 meters on a dirt road with three neutral clockwise 180 degree turns and four neutral counterclockwise 180 degree turns over a 20 minute period.

            - Perform reconnaissance in search area along dirt path in wooded area for 50 minutes. Search area is 100 meters long by 20 meters wide. Reconnaissance of certain targets to involve manipulator usage.

            - Grasp a target with the manipulator, transport target a distance of 100 meters, and place target over a period of 10 minutes.

            - Monitor roadway with vehicle stationary (camera movements only) for 20 minutes.

            - Drive vehicle 800 meters on a level dirt road with four neutral clockwise 180 degree turns and three neutral counterclockwise 180 degree turns over a 20 minute period.

The vehicle shall meet the endurance specification while carrying a 10 pound payload that is located as close as possible to the center of gravity of the vehicle. The capability to continuously operate the vehicle and OCS for four hours (two consecutive endurance profiles with no battery changeout or recharging) is desired.

      2.2.1.4 RANGE.

            2.2.1.4.1 WIRELESS MODE. When being operated in wireless mode, the maximum range of operation between the vehicle and the OCS shall be no less than 800 meters (line of sight). A range of 2000 meters is desired. No performance degradation (e.g. loss of vehicle control, loss of vehicle functions, loss of video, loss of audio) shall occur when the vehicle is at the maximum range or at any distance (line of sight) that is less than the maximum range. The operating frequencies used shall fall into one or more of the following frequency bands:

                  - 138 MHz - 144 MHz (Narrowband - Occupied Bandwidth less than or equal to 12.5 kHz)

                  - 148 MHz - 149.9 MHz (Narrowband - Occupied Bandwidth less than or equal to 12.5 kHz)

                  - 150.05 MHz - 150.8 MHz (Narrowband - Occupied Bandwidth less than or equal to 12.5 kHz)

                  -     1755 MHz - 1850 MHz

                  -     4400 MHz - 4990 MHz

The capability to independently operate two systems simultaneously in wireless mode in the same location is desired.

            2.2.1.4.2 CABLED MODE. When being operated in cabled mode (e.g. fiber optic, coaxial, multi-conductor), the maximum amount of cable that can be deployed between the vehicle and the OCS shall be no less than 200 meters. The desired maximum amount of cable is 500 meters. An indication shall be provided to warn the operator when 20 meters of cable or less remains to be payed out. A conspicuous marking of the cable that can be viewed with a vehicle camera is a sufficient indication. The cable shall be stored on the vehicle and be capable of paying out freely from the vehicle. A self-reeling mechanism for cable retrieval located on the vehicle that can be controlled from the OCS during a mission is desired. If such a self-reeling mechanism is not provided on the vehicle, then a manual or powered reeling mechanism shall be provided at the OCS to facilitate the retrieval of cable during

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            44 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

a mission. A means to facilitate the manual retrieval of cable onto the vehicle after a mission shall be provided. The capability to lower, lift, and drag the vehicle by the cable (without damaging the cable) is desired.

      2.2.1.5 PORTABILITY.

            2.2.1.5.1 MAN TRANSPORTABILITY. All components of the system necessary to conduct 2 two-hour missions (as outlined in 2.2.1.3 with one in wireless mode and one in cabled mode) shall weigh no more than 145 pounds and shall be capable of being transported a distance of 500 meters in semi-rugged terrain as one load by two personnel in one trip. The entire weight of the load shall be borne by the two personnel. A weight of no more than 75 pounds (vice 145 pounds) is desired. A load carrying apparatus that combines stretcher type handles and shoulder support is recommended, but not required, to facilitate transporting the load. Any load carrying apparatus shall be considered to be part of the system and the weight of such apparatus shall be included in the 145 pound weight limit. Any modular vehicle mobility aids shall also be included in the 145 pound weight limit. The load carrying apparatus, if provided, shall be capable of supporting 160 pounds (which includes the weight of the apparatus itself) to allow for an additional 15 pounds of weight associated with future system upgrades.

            2.2.1.5.2 VEHICLE HANDLING. The vehicle shall have handles or other suitable means (which can be permanently attached or detachable) to facilitate convenient grasping, handling, and carrying by personnel.

      2.2.1.6 VEHICLE SPEED. The vehicle shall be capable of reaching and maintaining a maximum speed of no less than 2.5 miles per hour on a hard dry level surface. Control of the vehicle speed between zero and the maximum speed shall be continuously variable. The vehicle shall meet the speed specification while carrying a 10 pound payload that is located as close as possible to the center of gravity of the vehicle. The capability to reach and maintain a maximum speed of 5 miles per hour is desired.

      2.2.1.7 MANIPULATOR

            2.2.1.7.1 MANIPULATOR DEXTERITY. The manipulator shall have at least the following two degrees of freedom:

         -     Shoulder pitch

         -     Elbow pitch

The manipulator shall have an end effector (gripper) that is capable of grasping small UXO such as submunitions, grenades, and projectiles less than 4 inches in diameter and small IEDs such as pipe bombs.

A manipulator with the following six degrees of freedom is desired:

         -     Shoulder pitch

         -     Shoulder yaw

         -     Elbow pitch

         -     Wrist pitch

         -     Wrist yaw

         -     Wrist roll

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            45 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

            2.2.1.7.2 MANIPULATOR LIFT. The manipulator shall be capable of lifting a 15 pound cylindrical load and securely holding the load while the vehicle travels a distance of 800 meters. The capability to lift and securely hold a 30 pound load is desired.

            2.2.1.7.3 MANIPULATOR MODULARITY. The manipulator shall be modular with respect to the vehicle platform, requiring no more than five minutes to install or remove without the use of tools.

      2.2.1.8 SET-UP.

            2.2.1.8.1 PREPARATION FOR OPERATION OUT OF SHIPPING CONTAINERS. The system shall be capable of being prepared for wireless mode and cabled mode operation out of the shipping containers in no more than ten minutes using common hand tools. Pre-operational checks are considered to be part of preparation for operation. The capability to prepare the system for operation in no more than five minutes without the use of tools is desired.

            2.2.1.8.2 PREPARATION FOR MAN TRANSPORT OUT OF SHIPPING CONTAINERS. The system shall be capable of being prepared for man transport (see 2.2.1.5.1) out of the shipping containers in no more than ten minutes using common hand tools. Pre-operational checks that are necessary prior to man transport are considered to be part of preparation for man transport. The capability to prepare the system for man transport in no more than five minutes without the use of tools is desired.

            2.2.1.8.3 PREPARATION FOR OPERATION AFTER MAN TRANSPORT. The system shall be capable of being prepared for wireless mode and cabled mode operation after man transport in no more than five minutes using common hand tools. Pre-operational checks are considered to be part of preparation for operation. The capability to prepare the system for operation after man transport in no more than two minutes without the use of tools is desired.

      2.2.1.9 TURN-AROUND.

            2.2.1.9.1 VEHICLE BATTERY(IES) CHANGEOUT. The batteries in the vehicle shall be capable of being replaced in no more than two minutes without the use of tools. The capability to replace the vehicle batteries in no more than one minute without the use of tools is desired.

            2.2.1.9.2 OPERATOR CONTROL STATION BATTERY(IES) CHANGEOUT. The batteries in the OCS shall be capable of being replaced in no more than two minutes without the use of tools. The capability to replace the OCS batteries in no more than one minute without the use of tools is desired.

            2.2.1.9.3 POST-MISSION TURN-AROUND. The system shall be capable of being "turned-around" (prepared for next mission) in no more than ten minutes using common hand tools. Any post-operational checks are considered to be part of the turn-around. The capability to turn-around the system in no more than five without the use of tools is desired.

      2.2.1.10 VIDEO. The video displayed at the OCS from the vehicle shall provide the operator with good situational awareness of the area being reconnoitered. The displayed video is the main feedback the operator will use to locate, examine, and identify UXO and IEDs as well as to maneuver the vehicle and operate the manipulator. No minimum number of vehicle cameras is specified herein in order to provide sufficient video to accomplish the tasks mentioned above. However, all camera views provided shall be able to be viewed simultaneously at the OCS and at least one vehicle camera shall have the following characteristics:

         -     Camera is not attached to the manipulator

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            46 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

         - Capable of being remotely positioned at least 3 feet from the ground

         -     Continuous pan capability

         -     Tilt capability of+/-90 degrees from horizontal

         -     Automatic focus with manual override

         -     Automatic iris with manual override

         - 20x optical (or greater)/100x digital (or greater) manual zoom capability

         -     Automatic image stabilization

The video displayed at the OCS shall be capable of being recorded by an external video recording device.

      2.2.1.11 AUDIO. The MTRS shall have a two-way audio capability between the OCS and vehicle that is capable of being recorded by an external audio recording device.

      2.2.1.12 ILLUMINATION. Illumination sources shall be provided on the vehicle to ensure effective camera operation in all lighting conditions. The intensity of the illumination sources shall be manually adjustable from the OCS with at least three intensity settings between off and full.

      2.2.1.13 JOINT ARCHITECTURE FOR UNMANNED GROUND SYSTEMS (JAUGS). The MTRS shall comply with the Joint Architecture for Unmanned Ground Systems Reference Architecture Specification version 2.0.

      2.2.1.14 FIRING CIRCUIT. The MTRS shall contain a safety critical firing circuit that is capable of initiating electro-explosive devices such as squibs and blasting caps. The output of the firing circuit shall terminate in two suitable terminal posts in an accessible location on the vehicle. The firing circuit shall be capable of providing no less than 2.43 amperes of direct current. The output voltage of the firing circuit shall be no less than 14 volts and no greater than 28 volts. Functioning of the firing circuit shall require a unique sequence of events to be performed at the OCS by the operator. See 2.2.8.2.

      2.2.1.15 RELIABILITY. The MTRS shall have a Mean Time Between Operational Mission Failures (MTBOMF) of at least 9.0 hours. An operational mission failure is one that precludes successful completion of a mission. An MTBOMF of at least
19.0 hours is desired.

      2.2.1.16 MAINTAINABILITY. The MTRS shall have a Mean Corrective Maintenance Time for Operational Mission Failures (MCMTOMF) of no more than 2 hours. The MCMTOMF is the average time required to perform corrective maintenance at the organizational level.

2.2.2 PHYSICAL CHARACTERISTICS

      2.2.2.1 SIZE.

            2.2.2.1.1 SYSTEM SIZE The entire system shall be capable of being stored and shipped in no more than two shipping containers. The total of the length plus the girth of each shipping container shall not exceed 130 inches.

            2.2.2.1.2 VEHICLE SIZE. The size of the vehicle is subject to the specifications in 2.2.1.1 and 2.2.2.1.1.

            2.2.2.1.3 OCS SIZE. The size of the OCS is subject to the specifications in 2.2.2.1.1.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE
                      N00174-03-D-0003                            47 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      2.2.2.2 WEIGHT.

            2.2.2.2.1 SYSTEM WEIGHT. When the MTRS is stored in its shipping container(s), no shipping container shall weigh more than 150 pounds. The maximum weight of the system (including the shipping containers) shall therefore be no greater than 300 pounds, given that a maximum of two shipping containers are allowed as stated in 2.2.2.1.1. The desired weight for each shipping container is no more than 84 pounds.

            2.2.2.2.2 VEHICLE WEIGHT. The weight of the vehicle is subject to the specifications in 2.2.1.5.1 and 2.2.2.2.1.

            2.2.2.2.3 OCS WEIGHT. The weight of the OCS is subject to the specifications in 2.2.1.5.1 and 2.2.2.2.1.

2.2.3 INTERFACE REQUIREMENTS.

      2.2.3.1 RS-232 DATA INTERFACE. The vehicle shall have two accessible RS-232 data ports.

      2.2.3.2 UNIVERSAL SERIAL BUS (USB) INTERFACE. The vehicle shall have one accessible Universal Serial Bus data port.

      2.2.3.3 POWER.

            2.2.3.3.1 OCS POWER. The OCS shall be capable of being powered by 120 VAC 60 Hz.

            2.2.3.3.2 BATTERY CHARGERS. Any battery chargers used in the MTRS shall be capable of being powered from 120 VAC 60 Hz and 240 VAC 50 Hz.

2.2.4 ENVIRONMENTAL CONDITIONS.

      2.2.4.1 STORAGE TEMPERATURE. The MTRS, with the exception of batteries and the OCS, shall perform satisfactorily after being stored in temperatures from -40 degrees F (-40 degrees C) to +160 degrees F (+71 degrees C). The OCS shall perform satisfactorily after being stored in temperatures from +32 degrees F
(0 degrees C) to +110 degrees F (+43 degrees C). Any batteries used in the MTRS shall withstand storage temperatures of -4 degrees F (-20 degrees C) to +140 degrees F (+60 degrees C).

      2.2.4.2 OPERATIONAL TEMPERATURE. The MTRS, with the exception of the OCS, shall perform satisfactorily in a temperature range of +20 degrees F (-7 degrees
C) to +122 degrees F (+50 degrees C). The OCS shall perform satisfactorily in a temperature range of +40 degrees F (+4 degrees C) to +104 degrees F (+40 degrees
C).

      2.2.4.3 OPERATION/SURVIVABILITY IN NUCLEAR, BIOLOGICAL, AND CHEMICAL (NBC) ENVIRONMENTS. The MTRS shall be operable in NBC environments by operators in Mission Oriented Protective Posture (MOPP) Level IV. The vehicle and shipping/storage containers shall cost-effectively survive decontamination with household bleach and hot soapy water.

      2.2.4.4 OPERATION IN WIND AND RAIN. The vehicle shall perform satisfactorily when being operated in winds up to 7 knots and rain at rates up to 0.2 inches per hour.

2.2.5 TRANSPORTABILITY.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            48 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      2.2.5.1 TRANSPORTATION VIBRATION. The MTRS shall suffer no damage and shall perform satisfactorily after being exposed (while in its shipping containers) to vibration conditions that may be encountered during transportation over highways and secondary and tertiary roads, as well as during transportation by aircraft, ships, and trains.

      2.2.5.2 TRANSPORTATION SHOCK. The MTRS shall suffer no damage and shall perform satisfactorily after being exposed to shock that may be encountered during transportation.

2.2.6 DESIGN, CONSTRUCTION, AND WORKMANSHIP STANDARDS. Best commercial standards shall be followed.

2.2.7 IDENTIFICATION AND MARKING. Each shipping container shall be permanently marked with the following:

Nomenclature (when assigned by the Government)
Name of manufacturer
Serial number
Contract number
Indication of warranty
Expiration date of warranty
Manufacturer's telephone number

2.2.8 SAFETY.

      2.2.8.1 BATTERY LEAKAGE. Any batteries used in the MTRS shall not leak when the system is operated, stored, or transported.

      2.2.8.2 FIRING CIRCUIT. The design of the firing circuit shall be such that a mishap requires at least three independent failures, or three independent human errors, or a combination of three independent failures and human errors in order to occur.

3. QUALITY ASSURANCE PROVISIONS

Quality assurance is the responsibility of the contractor and shall be in accordance with the contractor's standard commercial practices. The Government reserves the right to witness or separately perform any or all quality tests and inspections.

4. PACKAGING

The MTRS shall be packaged and shipped in its shipping containers (see 2.2.2.1.1) in accordance with best commercial practices.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            49 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

                                    5. NOTES

5.1 ABBREVIATIONS.

degrees C                 Degrees Celsius
degrees F                 Degrees Fahrenheit
EOD                       Explosive Ordnance Disposal
Hz                        Hertz
IED                       Improvised Explosive Device
JAUGS                     Joint Architecture for Unmanned Ground Systems
MCMTOMF                   Mean Corrective Maintenance Time for Operational Mission Failures
MHz                       Megahertz
MOPP                      Mission Oriented Protective Posture
MTBOMF                    Mean Time Between Operational Mission Failures
MTRS                      Man Transportable Robotic System
NBC                       Nuclear, biological, and chemical
OCS                       Operator Control Station
USB                       Universal Serial Bus
UXO                       Unexploded Ordnance
VAC                       Volts Alternating Current

5.2 EOD MISSION. The EOD mission is to eliminate hazards from ordnance (including IEDs) which jeapordize operations conducted in support of national military strategy by providing specially trained, combat ready, and highly mobile forces. As the only military force trained for this mission, EOD personnel must be prepared to deal rapidly with land, sea, and air threats from conventional, special (nuclear, biological, and chemical) and unconventional ordnance. The MTRS will be used in reconnaissance operations conducted by Department of Defense EOD technicians.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

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                      N00174-03-D-0003                            50 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

ATTACHMENT B

FIRM FIXED PRICE SUPPLY CONTRACT WITH PROVISIONS FOR MAINTENANCE OR ACCEPTANCE TESTING CRITERIA OR OTHER PROVISIONS WHICH REQUIRE UNUSUAL MONITORING AND A COR

            CONTRACT ADMINISTRATION PLAN
            CONTRACT NO. N00174

In order to expedite administration of this contract, the following delineation of duties is provided. The individual/position designated as having responsibility should be contacted for any questions, clarifications, or information regarding the functions assigned.

1. PROCURING CONTRACTING OFFICER (PCO) is responsible for:

      a.    All pre-award information, questions, or data

      b.    Freedom of Information inquiries

      c. Change/questions/information regarding the scope, terms, or conditions of the basic contract document

      d.    Arranging the post award conference

      e.    Monitoring the COR

      f. Meeting annually with COR to review contract performance (joint responsibility of the COR). This may be satisfied telephonically, depending on the circumstances.

      Other____________________________________________________________________
      _________________________________________________________________________

2. CONTRACT ADMINISTRATION OFFICE (CAO) is responsible for matters specified in FAR 42.302 and DFARS 242.302 except in those areas otherwise designated herein.
_______________________________________________________________________________

3. PAYING OFFICE is responsible for payment of approved proper invoices after acceptance is documented.

4. CONTRACTING OFFICER'S REPRESENTATIVE (COR) is responsible for:

      a. Controlling all government technical interface with the contractor and providing technical advice and clarifications of the specifications/statement of work.

      b. Providing copies of all government/contractor technical correspondence to the PCO.

      c. Promptly furnishing the PCO with documentation/comment on any request for change, deviation or waiver (whether generated by the government or the contractor).

      d. Assuring that equipment is delivered on time, and promptly notifying the PCO if any contractor delay in delivery is experienced.

      e. If applicable, coordination of site preparation and installation to the extent specified in the contract as the government's responsibility.

      f. Quality assurance, inspection and acceptances of supplies, or services (if applicable).

      g. If applicable, monitoring standard of performance testing or effectiveness level acceptance criteria.

      h. If applicable, monitoring of credits, such as downtime credits for maintenance if provided for in the contract, and making appropriate adjustments on contractor reimbursement.

NSN 7540-01-152-8057               50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110
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                       N00174-03-D-0003                                51 OF 51

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

      i. Promptly reviewing the contractor's invoices for goods/services received and accepted, to assure that they conform to the contract pricing. Improper invoices shall be returned immediately to the contractor. Proper correct invoices and/or DD250's, as applicable shall be approved and forwarded to the paying office.

      j. Maintain a COR file of all correspondence with the PCO and contractor and copies of all invoices.

      k. Meeting annually with the PCO to review contract performance, this may be satisfied telephonically, depending upon the circumstances.

      l. Complying with SECNAVINST 4200.27A, "Proper Use of Contractor Personnel," NAVSEAINST 4200.17B and SECNAVINST 4205.5 "Contracting Officer's Technical Representative" and the Contracting Officer's COR Appointment Letter.

      m. Submission of written report on contractor performance within 60 days of contract completion, but not less often than annually.

      n. Anticipating and submitting requests for follow-on contract requirements in sufficient time to allow for award prior to the expiration of this contract.

      o.    Contract Performance Assessment System (CPARS).

                  (X) This contract WILL be registered in the CPARS database by the Contracts Division with the assistance of the COR. As stated in the COR appointment letter the COR is responsible for updating the CPARS database.

                  ( ) CPARS does NOT apply to this contract.

Other: ____________________________________________________________________
________________________________________________________________________________

NAMES/ADDRESS/TELEPHONE NUMBERS OF COGNIZANT INDIVIDUAL/OFFICE

COR_Byron Brezina____50___________301-744-6850, x255_________________
   NAME              CODE         TELEPHONE

PCO (refer to Contracting Officer who signed contract documents)
  _Renee M. Brown__l 143E_____301-744-6653____________________________
                CODE          TELEPHONE

PAYING OFFICE (refer to page one of the contract document)
CAO (refer to page one of the contract document)

NSN 7540-01-152-8057             50336-101             OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

                                                                   PAGE OF PAGES
                                                                      1    2

AMENDMENT OF SOLICITATION /MODIFICATION OF CONTRACT

l. CONTRACT ID CODE

         J

2. AMENDMENT/MODIFICATION NO. ____________

3. EFFECTIVE DATE _______________

4. REQUISITION/PURCHASE REQ. NO.

   7575042861074

5. PROJECT NO. (If applicable) __________________

6. ISSUED BY                    CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE
   ATTN: JESSICA MADDOX 113L
   JESSICA.MADDOX@NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE,
   BURLINGTON MA 01803-4903

CODE 066R1                        FACILITY CODE ____________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003-0004

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item l4. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.

    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X] D. OTHER (Specify type of modification and authority)
       MUTUAL AGREEMENT OF BOTH PARTIES

    E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: kgak38051151

The purpose of this modification is to extend the period of performance of the subject contract task order at no cost to either party. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in lull force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
     JUDITH BLINN
     CONTRACTS MANAGER

15B. CONTRACTOR/OFFEROR

     /s/ Judith Blinn
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATE SIGNED

     05 July 2005

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

TEL: _______________                   EMAIL: _____________

16B. UNITED STATES OF AMERICA

BY ____________________________________
    (Signature of Contracting Officer)

16C. DATE SIGNED

EXCEPTION TO SF 30               30-105-04         STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                            0004
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

      CONTINUATION PAGE

      1. The period of performance of CLIN 0015 on the subject contract task order is hereby extended from 21 February 2005 to 30 April 2005 at no cost to either party.

      2.    Work under the subject CLIN was not completed until 30 April 2005.

      3.    Contractor's Statement of Release:

            The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virute of the above change to the contract task order. The parties agree that no such adjustment is warranted. The contractor waives all right, title, and interest, if any, to further equitable adjustments arising under this modification.

      4.    For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                      1     2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

        J

2. AMENDMENT/MODIFICATION NO. ____________

3. EFFECTIVE DATE ______________

4. REQUISITION/PURCHASE REQ. NO. ______________

5. PROJECT NO. (If applicable) ________________

6. ISSUED BY                   CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE
   ATTN: JESSICA D.MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)    CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                          FACILITY CODE _______________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.

    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X] D. OTHER (Specify type of modification and authority)
    MUTUAL AGREEMENT OF BOTH PARTIES

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Modification Control Number: kgak380548

The purpose of this modification is to make changes to the ceilings of CLINs 0009 and 0015, See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
     JUDITH BLINN
     CONTRACTS MANAGER

15B. CONTRACTOR/OFFEROR

    /s/ Judith Blinn
    ----------------------------------------
    (Signature of person authorized to sign)

15C. DATE SIGNED

     15 oct 04

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

TEL: _______________            EMAIL: ______________

16B. UNITED STATES OF AMERICA

BY ____________________________________
    (Signature of Contracting Officer)

16C. DATE SIGNED _______________

EXCEPTION TO SF 30             30-105-04           STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

      CONTINUATION PAGE

1. The ceiling of CLIN 0009, Engineering Services, is hereby decreased as follows:

            From: $35,000.00
            By: $8,690.00
            To: $26,310.00

2. The ceiling of CLIN 0015, Engineering Services, is hereby increased as follows:

            From: $90,000.00
            By: $8,690.00
            To: $98,690.00

3.    Contractor's Statement of Release:

            The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above changes to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title, and interest, if any, to further equitable adjustments arising under this modification.

4.    All other terms and conditions remain unchanged.

5.    For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1      2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

          J

2. AMENDMENT/MODIFICATION NO.

   02

3. EFFECTIVE DATE

   07-Sep-2004

4. REQUISITION/PURCHASE REQ. NO.____________

   7575041185769

5. PROJECT NO.(If applicable)_______________

6. ISSUED BY                CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA D.MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (if other than item 6)    CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE
   BURLINGTON MA 01803-4903

CODE 066R1                       FACILITY CODE _____________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003-0003

[X] 10B. DATED (SEE ITEM 13)

    30-Apr-2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offer    [ ] is extended, [ ] is not
    extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

    (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)
      SEE SCHEDULE

13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.

      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority)

            MUTUAL AGREEMENT OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak38041489

      The purpose of this modification is to deobligate $25,000.00 from the subject contract delivery order. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)___________

15B. CONTRACTOR/OFFEROR

_________________________________________
(Signature of person authorized to sign)

15C. DATE SIGNED____________

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      RENEE M. BROWN/CONTRACTS

TEL: 301/7446653  EMAIL: brownm@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY /s/ Renee M. Brown
   ----------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

     07-Sep-2004

EXCEPTION TO SF 30                30-105-04        STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          000302
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

    CONTINUATION PAGE

1.  CLIN 0015 is hereby removed from the subject contract delivery order.

2. As a result of the above, the total value of the subject delivery order is hereby decreased as follows:

        From: $248,867.00
        By: $25,000.00
        To: $223,867.00

3.  The line of accounting identified by ACRN AA is hereby decreased as follows:

        AA 1741319.8998 260 0464A 0 068892 2D Q03297 0464A485128T
        DECREASE: $25,000.00

4.  All other terms and conditions remain unchanged.

5.  For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1      2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

          J

2. AMENDMENT/MODIFICATION NO. __________

3. EFFECTIVE DATE __________

4. REQUISITION/PURCHASE REQ. NO.

   7575041185769

5. PROJECT NO.(If applicable) __________

6. ISSUED BY              CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA D. MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE
   BURLINGTON MA 01803-4903

CODE 066R1                       FACILITY CODE ___________

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE ITEM 11)

[X]   10A. MOD. OF CONTRACT/ORDER NO.

      N00174-03-D-0003-0003

[X]   10B. DATED (SEE ITEM 13)

      30-Apr-2004

11.   THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

      SEE SCHEDULE

13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.

      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority)

            MUTUAL AGREEMENT OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak38041489

The purpose of this modification is to deobligate $25,000.00 from the subject contract delivery order. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

     R.L. Moses Director of Operations

15B. CONTRACTOR/OFFEROR

     /s/ R. L. Moses
     ------------------------------------------
     (Signature of person authorized to sign)

15C. DATE SIGNED

     3-Sept-04

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     TEL:__________  EMAIL:_________

16B. UNITED STATES OF AMERICA

BY _________________________________
   (Signature of Contracting Officer)

16C. DATE SIGNED__________

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                            0003
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

    CONTINUATION PAGE

1.  CLIN 0015 is hereby removed from the subject contract delivery order.

2. As a result of the above, the total value of the subject delivery order is hereby decreased as follows:

        From: $248,867.00
        By: $25,000.00
        To: $223,867.00

3.  The line of accounting identified by ACRN AA is hereby decreased as follows:

        AA 1741319.8998 260 0464A 0 068892 2D Q03297 0464A485128T
        DECREASE: $25,000.00

4.  All other terms and conditions remain unchanged.

5.  For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                      1      2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

        J

2. AMENDMENT/MODIFICATION NO.

   01

3. EFFECTIVE DATE

     30-Aug-2004

4. REQUISITION/PURCHASE REQ. NO.

   7575041185769

5. PROJECT NO.(If applicable)__________

6. ISSUED BY              CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA D.MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (if other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                       FACILITY CODE ___________

     9A. AMENDMENT OF SOLICITATION NO.

     9B. DATED (SEE ITEM 11)

[X]  10A. MOD. OF CONTRACT/ORDER NO.

     N00174-03-D-0003-0003

[X]  10B. DATED (SEE ITEM 13)

     30-Apr-2004

11.   THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority) MUTUAL AGREEMENT
            OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak38041385

The purpose of this modification is to make a change to the delivery schedule. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

      R. L. Moses Director of Operations

15B.  CONTRACTOR/OFFEROR

      /s/ R. Moses
      ----------------------------------------------
      (Signature of person authorized to sign)

15C.  DATE SIGNED

      24-August-04

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      RENEE M. BROWN/CONTRACTS

      TEL:301/744-6653   EMAIL: brownm@ih.navy.mil

16B.  UNITED STATES OF AMERICA

      BY /s/ Renee M. Brown
         --------------------------------------
         (Signature of Contracting Officer)

16C.  DATE SIGNED

      30-Aug-2004

EXCEPTION TO SF 30                30-105-04        STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          000301
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

      CONTINUATION PAGE

1. The purpose of this modification is to make a change to the delivery schedule of CLIN 0010 at no cost to either party.

2. The delivery date for CLIN 0010, Production Representative Models (PRMs) is hereby changed as follows:

            From: 90 days after receipt of order
            To: 95 days after receipt of order

3.    Contractor's Statement of Release:

      The parties have considered whether an equitable asjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above change to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title, and interest, if any, to further equitable adjustments arising under this modification.

4.    All other terms and conditions remain unchanged.

5.    For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                      1      2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

           J

2. AMENDMENT/MODIFICATION NO.

   P00007

3. EFFECTIVE DATE

     02-Jun-2004

4. REQUISITION/PURCHASE REQ. NO._____________

5. PROJECT NO.(lf applicable)________________

6. ISSUED BY                CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA D. MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOTCORP
   DAVEADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                    FACILITY CODE___________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-OCT-2002

11.   THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning___________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECEFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority)
            MUTUAL AGREEMENT OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak38041040

The purpose of this modification is to make changes to the ceilings of CLINs 0009 and 0015. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

     /s/ M. David Adler, Sr. Vice President

15B. CONTRACTOR/OFFEROR

     /s/ M. David Adler
     ----------------------------------------
     (Signature of person authorized to sign)

15C. DATE SIGNED

     June 2, 2004

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     RENEE M. BROWN/CONTRACTS

     TEL: 301/744-6653                EMAIL: brownrm@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY: /s/ RENEE M. BROWN
    ----------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

     02-JUN-2004

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00007
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

      CONTINUATION PAGE

1. The ceiling of CLIN 0009, Engineering Services, is hereby decreased as follows:

      From: $100,000.00 NTE
      By: $65,000.00
      To: $35,000.00 NTE

2. The ceiling of CLIN 0015, Engineering Services, is hereby increased as follows:

      From: $25,000.00 NTE
      By: $65,000.00
      To: $90,000.00 NTE

3. Contractor's Statement of Release:

      The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above changes to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title, and interest, if any, to further equitable adjustments arising under this modification.

4. All other terms and conditions remain unchanged.

5. For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                    1         3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

          J

2. AMENDMENT/MODIFICATION NO.

   P00006

3. EFFECTIVE DATE

    28-Apr-2004

4. REQUISITION/PURCHASE REQ. NO.___________

5. PROJECT NO.(If applicable)______________

6. ISSUED BY              CODE  N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA D. MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                    FACILITY CODE ____________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]   The above numbered solicitation is amended as set forth in Item 14. The
      hour and date specified for receipt of Offer   [ ] is extended, [ ] is not
      extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning_______________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, ete.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 41.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority)
            MUTUAL AGREEMENT OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak3804854

The purpose of this modification is to make changes to Section J, Performance Specification. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR

___________________________________________
(Signature of person authorized to sign)

15C. DATE SIGNED_____________

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     RENEE M. BROWN / CONTRACTS

TEL- 301/744-6653          EMAIL: brownrm@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY /s/ RENEE M. BROWN
   ------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

   28-APR-2004

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00006
                                                                     Page 2 of 3

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

    CONTINUATION PAGE

1. Section 2.2.1.4.2 of the Performance Specification is hereby changed as follows:

      From:

            2.2.1.4.2 CABLED MODE. When being operated in cabled mode (e.g. fiber optic, coaxial, multi-conductor), the maximum amount of cable that can be deployed between the vehicle and the OCS shall be no less than 200 meters. The desired maximum amount of cable is 500 meters. An indication shall be provided to warn the operator when 20 meters of cable or less remains to be payed out. A conspicuous marking of the cable that can be viewed with a vehicle camera is a sufficient indication. THE CABLE SHALL BE STORED ON THE VEHICLE AND BE CAPABLE OF PAYING OUT FREELY FROM THE VEHICLE. A self-reeling mechanism for cable retrieval located on the vehicle that can be controlled from the OCS during a mission is desired. If such a self-reeling mechanism is not provided on the vehicle, then a manual or powered reeling mechanism shall be provided at the OCS to facilitate the retrieval of cable during a mission. A means to facilitate the manual retrieval of cable onto the vehicle after a mission shall be provided. The capability to lower, lift, and drag the vehicle by the cable (without damaging the cable) is desired.

      To:

            2.2.1.4.2 CABLED MODE. When being operated in cabled mode (e.g. fiber optic, coaxial, multi-conductor), the maximum amount of cable that can be deployed between the vehicle and the OCS shall be no less than 200 meters. The desired maximum amount of cable is 500 meters. An indication shall be provided to warn the operator when 20 meters of cable or less remains to be payed out. A conspicuous marking of the cable that can be viewed with a vehicle camera is a sufficient indication. NO LESS THAN 150 METERS OF CABLE SHALL BE STORED ON THE VEHICLE AND BE CAPABLE OF PAYING OUT FREELY FROM THE VEHICLE. HAVING ALL OF THE CABLE STORED ON THE VEHICLE IS DESIRED. A self-reeling mechanism for cable retrieval located on the vehicle that can be controlled from the OCS during a mission is desired. If such a self-reeling mechanism is not provided on the vehicle, then a manual or powered reeling mechanism shall be provided at the OCS to facilitate the retrieval of cable during a mission. A means to facilitate the manual retrieval of cable onto the vehicle after a mission shall be provided. The capability to lower, lift, and drag the vehicle by the cable (without damaging the cable) is desired.

2. Section 2.2.1.5.1 of the Performance Specification is hereby changed as follows:

      From:

            2.2.1.5.1 MAN TRANSPORTABILITY. All components of the system necessary to conduct 2 two-hour missions (as outlined in 2.2.1.3 with one in wireless mode and one in cabled mode) shall weigh no more than 145 pounds and shall be capable of being transported a distance of 500 meters in semi-rugged terrain as one load by two personnel in one trip. The entire weight of the load shall be borne by the two personnel. A weight of no more than 75 pounds (vice 145 pounds) is desired. A load carrying apparatus that combines stretcher type handles and shoulder support is recommended, but not required, to facilitate transporting the load. Any load carrying apparatus shall be considered to be part of the system and the weight of such apparatus shall be included in the 145 pound weight limit. Any modular vehicle mobility aids shall also be included in the 145 pound weight limit. The load carrying apparatus, if provided, shall be capable of supporting 160

                                                                N00174-03-D-0003
                                                                          P00006
                                                                     Page 3 of 3

                  pounds (which includes the weight of the apparatus itself) to allow for an additional 15 pounds of weight associated with future system upgrades.

            To:

                  2.2.1.5.1 MAN TRANSPORTABILITY. All components of the system necessary to conduct 2 two-hour missions (as outlined in 2.2.1.3 with one in wireless mode and one in cabled mode) shall weigh no more than 175 pounds and shall be capable of being transported a distance of 500 meters in semi-rugged terrain as one load by two personnel in one trip. The entire weight of the load shall be borne by the two personnel. A weight of no more than 75 pounds (vice 175 pounds) is desired. A load carrying apparatus that combines stretcher type handles and shoulder support is recommended, but not required, to facilitate transporting the load. Any load carrying apparatus shall be considered to be part of the system and the weight of such apparatus shall be included in the 175 pound weight limit. Any modular vehicle mobility aids shall also be included in the 175 pound weight limit. The load carrying apparatus, if provided, shall be capable of supporting 190 pounds (which includes the weight of the apparatus itself) to allow for an additional 15 pounds of weight associated with future system upgrades.

3. Section 2.2.1.14 of the Performance Specification is hereby changed as follows:

            From:

                  2.2.1.14 FIRING CIRCUIT. The MTRS shall contain a safety critical firing circuit that is capable of initiating electro-explosive devices such as squibs and blasting caps. The output of the firing circuit shall terminate in two suitable terminal posts in an accessible location on the vehicle. THE FIRING CIRCUIT SHALL BE CAPABLE OF PROVIDING NO LESS THAN 2.43 AMPERES OF DIRECT CURRENT. THE OUTPUT VOLTAGE OF THE FIRING CIRCUIT SHALL BE NO LESS THAN 14 VOLTS AND NO GREATER THAN 28 VOLTS. Functioning of the firing circuit shall require a unique sequence of events to be performed at the OCS by the operator. See 2.2.8.2.

            To:

                  2.2.1.14 FIRING CIRCUIT. The MTRS shall contain a safety critical firing circuit that is capable of initiating electro-explosive devices such as squibs and blasting caps. The output of the firing circuit shall terminate in two suitable terminal posts in an accessible location on the vehicle. THE FIRING CIRCUIT SHALL BE CAPABLE OF PROVIDING NO LESS THAN 2.43 AMPERES OF DIRECT CURRENT FOR NO LESS THAN 2.7 SECONDS. THE OUTPUT VOLTAGE OF THE FIRING CIRCUIT SHALL BE NO LESS THAN 14.2 VOLTS AND NO GREATER THAN 28 VOLTS. Functioning of the firing circuit shall require a unique sequence of events to be performed at the OCS by the operator. See 2.2.8.2.

4.    Contractor's Statement of Release:

      The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above changes to the conract. The parties agree that no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

5.    All other terms and conditions remain unchanged.

6.    For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1       2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

         J

2. AMENDMENT/MODIFICATION NO.

   P00005

3. EFFECTIVE DATE

   26-Feb-2004

4. REQUISITION/PURCHASE REQ. NO._______________

5. PROJECT NO.(If Applicable)__________________

6. ISSUED BY                   CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE
   ATTN: JESSICA D. MADDOX
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)  CODE  S3319A

   DCMC BOSTON-MANCHESTER
   2 WALL STREET
   MANCHESTER NH 03101-1518

8. NAME AND ADDRESS OF CONTRACTOR (NO., Street, Country, State and Zip Code)

   IROBOT CORP
   DUNS 807380951
   22 MCGRATH HWY SUITE 6
   SOMERVILLE MA 02143

CODE 066R1                           FACILITY CODE______________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]   The above numbered soliciation is amended as set forth in Item 14. The
      hour and date specified for receipt of Offer   [ ] is extended,  [ ] is
      not extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning_________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

[X]   B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
            ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
            AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

      D.    OTHER (Specify type of modification and authority)

      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return __________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: kgak3804570

The purpose of this modification is to incorporate clause IHD 6 into Section G of the subject contract. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER(Type or print)_____________

15B. CONTRACTOR/OFFEROR

_____________________________________________
  (Signature of person authorized to sign)

15C. DATE SIGNED_________________________

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

EDNA GIGON/CONTRACTS

TEL: 301/744-6682           EMAIL: gigonea@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY: /s/ EDNA A. GIGON
    --------------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

     26-Feb-2004

EXCEPTION TO SF 30               30-105-04          STANDARD FORM 30(Rev. 10-83)
APPROVED BY OIRM 11-84                              Prescribed by GSA
                                                    FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00005
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

   CONTINUATION PAGE

1. Clause IHD 6 - Contract Points of Contact (NAVSEA/IHD) is hereby incorporated into Section G of the subject contract. The text of the clause is as follows:

            IHD 6 CONTRACT POINTS OF CONTACT (NAVSEA/IHD)

            The following contacts are provided for this contract:

            Contract Administrator: Jessica D. Maddox
                      Phone Number: 301-744-6614
                     E-mail address: maddoxjd@ih.navy.mil

            Payments/Invoicing: Geneva Wesley
                     Phone Number: 301-744-4840
                     E-mail address: wesleygm@ih.navy.mil

            Technical Representative: Byron Brezina
                     Phone Number: 301-744-6850, x255
                     E-mail address: brezina@eodpoe2.navsea.navy.mil

      Any concerns regarding your contract should be addressed to the above mentioned personnel or the Contracting Officer, Renee M. Brown, at 301-744-6653.

2.    All other terms and conditions remain unchanged.

3.    For additional information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1       2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT


1. CONTRACT ID CODE

          J

2. AMENDMENT/MODIFICATION NO.

   02

3. EFFECTIVE DATE

   12-Dec-2003

4. REQUISITION/PURCHASE REQ. NO.

   7575033165628

5. PROJECT NO.(IF APPLICABLE)________________

6. ISSUED BY                   CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DIANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7.  ADMINISTERED BY (If other than item 6)   CODE  S2206A

    DCMC BOSTON
    495 SUMMER STREET
    BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                           FACILITY CODE _____________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003-0002

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11.   THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]   The above numbered solicitation is amended as set forth in Item 14. The
      hour and date specified for receipt of offer   [ ] is extend, [ ] is not
      extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

      (a) By completing Items 8 and 15, and returning_________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

[X]   B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
            ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
            AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

      D.    OTHER (Specify type of modification and authority)

      E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return__________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including soliciation/contract subject matter where feasible.)

      Modification Control Number: pcaw3604267

The purpose of this modification is to change the Accounting and Appropriation Data under the subject contract delivery order in accordance with page 2.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER(Type or print)

15B. CONTRACTOR/OFFEROR

_____________________________________________
  (Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)___________

        RENEE M. BROWN/CONTRACTS

        TEL: 301/744-6653           EMAIL: brownrm@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY: /s/ Renee M. Brown
    ----------------------------------------
    (Signature of Contracting Officer)

16C. DATE SIGNED

     12-Dec-2003

EXCEPTION TO SF 30                30-105-04         STANDARD FORM 30(Rev. 10-83)
APPROVED BY OIRM 11-84                              Prescribed by GSA
                                                    FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          000202
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:

1. Delivery Order 0002, page 2, Accounting and Appropriation Data is changed to read as follows.

      AA 1741319.8994 260 0464A 0 068892 2D Q00594 0464A445053T $35,000.00
      Req # 75750 3316 5628

2. Questions concerning this modification are to be directed to Dianne Huntt at 301-744-6195.

                                                                  PAGE  OF PAGES

                                                                   1         2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

          J

2. AMENDMENT/MODIFICATION NO.

   01

3. EFFECTIVE DATE 26-NOV-2003

4. REQUISITION/PURCHASE REQ. NO. 7575033165628

5. PROJECT NO. (If applicable)

6. ISSUED BY                               CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DIANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035


7. ADMINISTERED BY (If other than item 6)  CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, Sate and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS # 807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                                     FACILITY CODE ___________________

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003-0002

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

[X] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: pcaw 3604198

The purpose of this modification is to make a clercial correction to Delivery Order 0002, page 1, Total Amount, in accordance with page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

   15A. NAME AND TITLE OF SIGNER (Type or print)

   15B CONTRACTOR/OFFEROR
       __________________________________________________________
      (Signature of person authorized to sign)

   15C. DATE SIGNED

   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        RENEE M. BROWN / CONTRACTS

   TEL: 301/744-6653                                    EMAIL:brownrm@h.navy.mil

   16B. UNITED STATES OF AMERICA

   BY: /s/ RENEE M. BROWN
       ----------------------------------
       (Signature of Contracting Officer)

   16C. DATE SIGNED

   26-NOV-2003

EXCEPTION TO SF 30                  30-105-04      STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          000201
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:
     N00174-03-D-0003 00002 01

1. Delivery Order 0002, DD Form 1155, page 1, block 25, Total, is changed as follows:

                    DELETE: $100,000.00
                    INSERT: $ 35,000.00

2. Questions concerning this modification are to be directed to Dianne Huntt at 301-744-6195.

                                                                   PAGE OF PAGES
                                                                     1       2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

         J

2. AMENDMENT/MODIFICATION NO.

3. EFFECTIVE DATE

4. REQUISITION/PURCHASE REQ. NO.

5. PROJECT NO.(lf applicable)

6. ISSUED BY CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DIANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6) CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE
   BURLINGTON MA 01803-4903

   CODE 066R1                                          FACILITY CODE ___________

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE 1TEM 11)

[X] 10A MOD OF CONTRACT/ORDER NO.
    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)
    29-Oct-2002



11. THIS : TEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15. and returning ______ cop as of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegramor letter, provided each telegramor letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       mutual agreement

    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14.DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

   Modification Control Number: pcaw3604187

The purpose of this modification is to change the ordering period for Phase I in Section B and F of the subject contract in accordance with page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as hereto fore changed, remains unchanged and in lull force and effect.

   15A. NAME AND TITLE OF SIGNER (Type or print)

        M. David Adler, Sr. Vice President

   15B. CONTRACT OR/OFFEROR

        /s/ M. David Adler
        ---------------------------------------
        (Signature of person authorized to sign)

   15C. DATE SIGNED

        NOV 25, 2003

   16A. NAME AND TITLE OF CONTRACTING OFFICER(Type or print)

   Tel:____________________             EMAIL:_______________________

   16B. UNITED STATES OF

   BY__________________________________
   (Signature or Contracting Officer)

   16C. DATE SIGNED

EXCEPTION TO SF 30              30-105-04         STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR(48 CFR) 53.243

                                                                N00174-03-D-0003

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:
      N00174-03-D-0003 P4 IROBOT

1. Section B - Supplies or Services and Prices, Page 2, Phase I - PSVM, and Section F - Deliveries or Performance, page 24, Phase I ordering period is changed as follows:

      Delete: from date of award until six (6) months after date of contract
              (ADC)

      Insert: from date of award to fourteen (14) months after date of contract
              (ADC)

2. The parties have considered whether an equitable adjustment in the contract price or other terms and conditions of the contract is warranted by virtue of the above change to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

3. Questions concerning this modification are to be directed to Dianne Huntt at 301-744-6195.

                                                                   PAGE OF PAGES
                                                                      1      2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

        J

2. AMENDMENT/MODIFICATION NO.

   P00004

3. EFFECTIVE DATE

   26-Nov-2003

4. REQUISITION/PURCHASE REQ. NO. _________________

5. PROJECT NO.(If applicable) _________________

6. ISSUED BY                     CODE  N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DIANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)            CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                           FACILITY CODE ___________________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

    10B. DATED (SEE ITEM 13)

[X] 29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item l4. The hour and date Specified for receipt of offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTORS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       mutual agreement

    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: pcaw 3604187

The purpose of this modification is to change the ordering period for Phase 1 in Section B and F of the subject contract in accordance with page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) ______________________

15B. CONTRACTOR/OFFEROR

__________________________________________
 (Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     RENEE M. BROWN / CONTRACTS
     TEL: 301/744-6653             EMAIL: brownm@ih.navy.mil

16B. UNITED STATES OF AMERICA

BY /s/ Renee M. Brown
   ------------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

     26-Nov-2003

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00004
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

THE FOLLOWING ITEMS ARE APPLICABLE TO THIS MODIFICATION:
    N00174-03-D-0003 P4 IROBOT

1. Section B - Supplies or Services and Prices, page 2, Phase I - PSVM, and Section F - Deliveries or Performance, page 24, Phase I ordering period is changed as follows:

            Delete: from date of award until six (6) months after date of contract (ADC)

            Insert: from date of award to fourteen (14) months after date of contract (ADC)

2. The parties have considered whether an equitable adjustment in the contract price or other terms and conditions of the contract is warranted by virtue of the above change to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising udner this modification.

3. Questions concerning this modification are to be directed to Dianne Huntt at 301-744-6195.

                                                                   PAGE OF PAGES
                                                                       1     2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.

   P00003

3. EFFECTIVE DATE

   02-Jul-2003

4. REQUISITION/PURCHASE REQ. NO. _______________

5. PROJECT NO.(If applicable) ______________

6. ISSUED BY                       CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)     CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                         FACILITY CODE _______________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item l4. The hour and date specified for receipt of offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTORS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.243-1 CHANGES FIXED PRICE

    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PURPOSE OF THIS MODIFICATION IS TO MAKE A CHANGE TO THE PERFORMANCE SPECIFICATION UNDER THE SUBJECT CONTRACT IN ACCORDANCE WITH PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR

     ________________________________________
     (Signature of Person authorized to Sign)

15C. DATE SIGNED _____________________

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     DIANNE HUNTT / CONTRACTS

16B. UNITED STATES OF AMERICA

BY /s/ Dianne C. Huntt
   ----------------------------------------
   (Signature of Contracting officer)

16C. DATE SIGNED
     02-Jul-2003

EXCEPTION TO SF 30          30-105-04           STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                          Prescribed by GSA
                                                FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00003
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

1. Section J - List of Documents, Exhibits and Other Attachments, page 40, Attachment - A Performance Specification for Man Transportable Robotic System, Section 2.2.1.4.1- Wireless Mode, the following statement is hereby incorporated into this contract.

      2.4. GHz "Non-Licensed" devices that comply with the regulations contained in Annex K of the National Telecommunications and Information Administration (NTIA) Manual of Regulations & Procedures for Federal Radio Frequency Management (January 2000 Edition). Annex K is titled "Technical Standards for Federal "Non-Licensed" Devices."

2. The parties have considered whether an equitable adjustment in the contract price or other terms and conditions of the contract are warranted by virtue of the above change to the contract. The parties agree no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

                                                                   PAGE OF PAGES
                                                                     1       2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.

   P00003

3. EFFECTIVE DATE

   Jul 02 2003

4. REQUISITION/PURCHASE REQ. NO.

5. PROJECT NO.(If applicable)

6. ISSUED BY                  CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: DIANNE HUNTT 1143C
   HUNTTDC@IH.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)       CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                        FACILITY CODE___________

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE ITEM 11)


   [X] 10A. MOD. OF CONTRACT/ORDER NO.

       N00174-03-D-0003

   [X] 10B. DATED (SEE ITEM 13)

       29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item l4.The hour and date specified for receipt of Offer [ ] is extended. [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted, or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTORS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       FAR 52.243-1 CHANGES FIXED PRICE

    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PURPOSE OF THIS MODIFICATION IS TO MAKE A CHANGE TO THE PERFORMANCE SPECIFICATION UNDER THE SUBJECT CONTRACT IN ACCORDANCE WITH PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

     M. David Adler  Sr. Vice President

15B. CONTRACTOR/OFFEROR

     /s/ M. David Adler
(Signature of person authorized to sign)

15C. DATE SIGNED

July 1 2003

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

16B. UNITED STATES OF AMERICA

BY /s/ DIANNE C. HUNTT
(Signature of Contracting Officer)

16C. DATE SIGNED

02 JUL 2003

EXCEPTION TO SF 30             30-105-04           STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00003
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

1. Section J - List of Documents, Exhibits and Other Attachments, page 40, Attachment - A Performance Specification for Man Transportable Robotic System. Section 2.2.1.4.1 - Wireless Mode, the following statement is hereby incorporated into this contract.

      2.4, GHz "Non-Licensed" devices that comply with the regulations contained in Annex K of the National Telecommunications and Information Administration (NTIA) Manual of Regulations & Procedures for Federal
      Radio Frequency Management (January 2000 Edition). Annex K is titled "Technical Standards for Federal "Non-Licensed" Devices."

2. The parties have considered whether an equitable adjustment in the contract price or other terms and conditions of the contract are warranted by virtue of the above change to the contract. The parties agree no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

                                                                   PAGE OF PAGES
                                                                    1       2
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1 . CONTRACT ID CODE

           J

2. AMENDMENT/MODIFICATION NO.

   01

3. EFFECTIVE DATE

   07-Feb-2003

4. REQUISITION/PURCHASE REQ. NO.

   PSVM PHASE - IROBOT

5. PROJECT NO.(If applicable)

6. ISSUED BY                      CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA MADDOX 11431 MADDOXJD@I
   H.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)      CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA  01803-4903

CODE 066R1                       FACILITY CODE

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003-0001

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

    (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X] D.OTHER (Specify type of modification and authority)

    MUTUAL AGREEMENT OF BOTH PARTIES

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to make changes to the company's address, CAGE code, DUNS number, and assigned DCMA office of the subject contract. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR
________________________________________
(Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     RENEE M. BROWN / CONTRACTS

16B. UNITED STATES OF AMERICA

     BY /s/ [ILLEGIBLE]
        ---------------
     (Signature of Contracting Officer)

16C. DATE SIGNED

     07-Feb-2003

EXCEPTION TO SF 30              30-105-04          STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          000101
                                                                     Page 2 of 2

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

1. The address provided in block 9 of the DD Form 1155 is hereby revised as follows:

            From: 37 Wilton Road            To: 63 South Avenue
                  Milford, NH 03055             Burlington, MA 01803-4903

2. The CAGE code provided in block 9 of the DD Form 1155 is hereby revised as follows:

            From: 1BNT3
            To: 066R1

3. The DUNS number provided in block 9 of the DD Form 1155 is hereby revised as follows:

            From: 604499194
            To: 807380951

4. The DCMA office shown in block 7 of the DD Form 1155 is hereby revised as follows:

            From: DCMC Boston-Manchester          To: DCMA Boston
                  2 Wall Street                       495 Summer Street
                  Manchester, NH 03101-1518           Boston, MA 02210-2138

5.    Contractor's Statement of Release:

            The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above changes to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

6.    All other terms and conditions remain unchanged.

7.    For further information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1       4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.

   P00002

3. EFFECTIVE DATE

   07-Feb-2003

4. REQUISITION/PURCHASE REQ. NO.

5. PROJECT NO.(If applicable)

6. ISSUED BY                   CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA MADDOX 11431 MADDOXJD@I
   H.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)       CODE S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

CODE 066R1                    FACILITY CODE

   9A. AMENDMENT OF SOLICITATION NO.

   9B. DATED (SEE ITEM 11 )

[X] 10A. MOD. OF CONTRACT/ORDER NO.

    N00174-03-D-0003

[X] 10B. DATED (SEE ITEM 13)

    29-Oct-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer [ ] is extended, [ ] is not extended.

    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning_____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[X] D. OTHER (Specify type of modification and authority)

    MUTUAL AGREEMENT OF BOTH PARTIES

    E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to make changes to the company's address, CAGE code, DUNS number, assigned DCMA office, Section B, and the Performance Specification of the subject contract. See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR
________________________________________
(Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

RENEE M. BROWN / CONTRACTS

16B. UNITED STATES OF AMERICA

BY /s/ Renee M. Brown
----------------------------------
(Signature of Contracting Officer)

16C. DATE SIGNED

07-Feb-2003

EXCEPTION TO SF 30               30-105-04         STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                             Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                                                N00174-03-D-0003
                                                                          P00002
                                                                     Page 2 of 4

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

1. The address provided in Section A, block 15A of the SF 33 is hereby revised as follows:

            From: 37 Wilton Road                   To: 63 South Avenue
                  Milford, NH 03055                    Burlington, MA 01803-4903

2. The CAGE code provided in Section A, block 15A of the SF 33 is hereby revised as follows:

            From: 1BNT3
            To: 066R1

3. The DUNS number provided in Section A, block 15A of the SF33 is hereby revised as follows:

            From: 604499194
            To: 807380951

4. The DCMA office shown in Section A, block 24 of the SF33 is hereby revised as follows:

            From: DCMC Boston-Manchester           To: DCMA Boston
                  2 Wall Street                        495 Summer Street
                  Manchester, NH 03101-1518            Boston, MA 02210-2138

5. The description provided for Phase II - PRM on page four (4) of the subject contract is hereby changed as follows:

            From:

                  PHASE II - PRM

                  During Phase I, the Government is going to test the PSVMs to the Performance Specification for conformance. There may be some minor modifications that will be requested by the Government. The purpose of Phase II is to incorporate those changes. The contractor(s) will receive a Request for Quotation identifying the minor modifications that need to be made. Once the price has been determined reasonable, the Government will issue a fixed price order(s). The Government will utilize the Not to Exceed CLIN 0012 for the modifications. If the Government does not want change from Phase I, the Phase II will not be funded. It is also possible that Phase II will only be funded for one (1) contractor. Phase II includes CLINs 0011 through 0016 and the ordering period for Phase II shall be from eighteen (18) months after date of contract (ADC) through twenty-four (24) months ADC.

            To:

                  PHASE II - PRM

                  During Phase I, the Government is going to test the PSVMs to the Performance Specification for conformance. There may be some minor modifications that will be requested by the Government. The purpose of Phase II is to incorporate those changes. The contractor(s) will receive a Request for Quotation identifying the minor modifications that need to be made. Once the price has been determined reasonable, the Government will issue a fixed price order(s). The Government will utilize the Not to Exceed CLIN 0011 for the modifications. If the Government does not want change from Phase I, the Phase II will not be funded. It is also possible that Phase II will only be funded for one (1) contractor. Phase II includes CLINS 0010 THROUGH 0015 and the ordering

                                                                N00174-03-D-0003
                                                                          P00002
                                                                     Page 3 of 4

                  period for Phase II shall be from eighteen (18) months after date of contract (ADC) through twenty-four (24) months ADC.

6. The description provided for Phase III - Production on page six (6) of the subject contract is hereby changed as follows:

            From:

                  PHASE III - PRODUCTION

                  Phase III is for production. Only one contractor will be funded for the Production phase. At contract award, the contractor shall provide an estimated unit price. Prior to entering into Phase III, the Government will issue a Request for Proposal (RFP) to the contractor(s). The RFP will request the contractor to provide their final production unit costs based on the final system configuration agreed upon in Phase II or Phase I should the Government decide not to fund Phase
                  II. The offeror who offers the lowest unit price will be funded for the production phase. Phase III includes CLINs 0017 through 0025 and the ordering period for Phase III shall be from twenty-eight (28) months after date of contract (ADC) through ten (10) years ADC.

            To:

                  PHASE III - PRODUCTION

                  Phase III is for production. Only one contractor will be funded for the Production phase. At contract award, the contractor shall provide an estimated unit price. Prior to entering into Phase III, the Government will issue a Request for Proposal (RFP) to the contractor(s). The RFP will request the contractor to provide their final production unit costs based on the final system configuration agreed upon in Phase II or Phase I should the Government decide not to fund Phase
                  II. The offeror who offers the lowest unit price will be funded for the production phase. Phase III includes CLINs 0016 THROUGH 0025 and the ordering period for Phase III shall be from twenty-eight (28) months after date of contract (ADC) through ten (10) years ADC.

7.    The description for Phase III - Production found at the end of page eight
      (8) of the subject contract is hereby deleted.

8. CLIN 0016 found at the top of page nine (9) of the subject contract is hereby deleted. CLIN 0016 found on page six (6) of the subject contract remains unchanged.

9.    Page 45 of the subject contract, Performance Specification section
      2.2.1.10 is hereby changed as follows:

            From:

                  "However, all camera views provided shall be able to be viewed simultaneously at the OCS and at least one vehicle camera shall have the following characteristics:..."

            To:

                  "The capability for all camera views provided to be viewed simultaneously at the OCS is desired. At least one vehicle camera shall have the following characteristics:..."

10. Page 46 of the subject contract, Performance Specification section
    2.2.1.13 is hereby changed as follows:

            From:

                  "JOINT ARCHITECTURE FOR UNMANNED GROUND SYSTEMS (JAUGS). The MTRS shall comply with the Joint Architecture for Unmanned Ground Systems Reference Architecture Specification

                                                                N00174-03-D-0003
                                                                          P00002
                                                                     Page 4 of 4

                  version 2.0."

            To:

                  "JOINT ARCHITECTURE FOR UNMANNED SYSTEMS (JAUS). The messaging (communication) between the vehicle and the OCS shall comply with the Joint Architecture for Unmanned Systems Reference Architecture Specification version 3.0."

11.   Contractor's Statement of Release:

            The parties have considered whether an equitable adjustment in the contract price, delivery schedule, or other terms and conditions of the contract is warranted by virtue of the above changes to the contract. The parties agree that no such adjustment is warranted. The contractor waives all right, title and interest, if any, to further equitable adjustments arising under this modification.

12.   Modification P00001 was never issued.

13.   All other terms and conditions remain unchanged.

14.   For further information, contact Jessica Maddox at 301-744-6614.

                                                                   PAGE OF PAGES
                                                                     1       2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

        J

2. AMENDMENT/MODIFICATION NO.

       01

3. EFFECTIVE  DATE

       07 - FEB - 2003

4. REQUISITION/PURCHASE REQ. NO.

   PSVM PHASE - IROBOT

5. PROJECT NO, (If applicable)___________________________

6. ISSUED BY                    CODE N00174

   NAVSEA INDIAN HEAD
   101 STRAUSS AVE.
   ATTN: JESSICA MADDOX 1143L MADDOXJD@1
   H.NAVY.MIL
   INDIAN HEAD MD 20640-5035

7. ADMINISTERED BY (If other than item 6)      CODE  S2206A

   DCMC BOSTON
   495 SUMMER STREET
   BOSTON MA 02210-2136

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

   IROBOT CORP
   DAVE ADLER
   DUNS #807380951
   63 SOUTH AVE.
   BURLINGTON MA 01803-4903

   CODE  066R1                           FACILITY CODE ____________

    9A. AMENDMENT OF SOLICITATION NO.

    9B. DATED (SEE ITEM 11)

[X] 10A. MOD. OF CONTRACT/ORDER NO.
    N00174-03-D-0003-0001

[X] 10B. DATED (SEE ITEM 13)
    29-Oct-2002


11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ]   The above numbered solicitation is amended as set forth in Item 14. The
      hour and date specified in receipt of offer.   [ ] is extended. [ ] is not
      extended.

      Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods; (a) By completing Items 8 and 15, and returning ________ copies of the Amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegarm which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
            ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM l4, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

      C.    THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

[X]   D.    OTHER (Specify type of modification and authority)
            MUTUAL AGREEMENT OF BOTH PARTIES

      E. IMPORTANT: Contractor [ ] is not , [x] is required to sign this document and return 1 Copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

      The purpose of this modifications is to make changes to the company's address, CAGE code, DUNS number, and assigned DCMA office of the subject contract See page 2 for details.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
     M. David Adler, Sr. Vice President

15B. CONTRACTOR/OFFEROR

     /s/ M. David Adler
     -----------------------------------
     (Signature of person  authorized to sign)

15C. DATE SIGNED

     Jan 30, 2003

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     RENEE M. BROWN

16B. UNITED STATES OF AMERICA

By /s/ RENEE M. BROWN
   --------------------------------
   (Signature of Contracting Officer)

16C. DATE SIGNED

     07 FEB 2003

EXCEPTION TO SF 30              30-105-04         STANDARD FORM 30 (Rev, 10-83)
APPROVED BY OIRM 11-84                            Prescribed by GSA
                                                  FAR (48 CFR) 53.243

                                                                       PAGE 1 OF
                                                                               3

                         ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT/PURCH. ORDER/
   AGREEMENT NO.
N00174-03-D-0003

2. DELIVERY ORDER/ CALL NO.

0001

3. DATE OF ORDER/CALL

   2002 Oct 29

4. REQ./PURCH. REQUEST NO.

   PSVM PHASE - IROBOT

5. PRIORITY

6. ISSUED BY             CODE N00174

NAVSEA INDIAN HEAD
101 STRAUSS AVE.
ATTN: JESSICA MADDOX 11431 MADDOXJD@IH.NAVY.MIL

INDIAN HEAD, MD 20640-5035

7. ADMINISTERED BY (if other than 6)           CODE S3319A

DCMC BOSTON-MANCHESTER

2 WALL STREET

MANCHESTER, NH 03101-1518

8. DELIVERY FOB
   [X] DEST
   [ ] OTHER

(See Schedule if other)

9. CONTRACTOR          CODE  1BNT3          FACILITY ___________
IROBOT CORP
ATTN GRINNELL MORE
DUNS #604499194
37 WILTON ROAD

MILFORD, NH 03055

10. DELIVER TO FOR POINT BY (Date)

    SEE SCHEDULE

11. MARK IF BUSINESS is
    [ ] SMALL
    [ ] SMALL DISADVANTAGED
    [ ] WOMEN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK

    See Item 15

14. SHIP TO           CODE ______________

SEE SCHEDULE
ATTN:

15. PAYMENT WILL BE MADE BY          CODE HQ0337

DFAS-COLUMBUS CENTER
NORTH ENTITLEMENT OPERATION P O BOX 182266

COLUMBUS, OH 43218-2266

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER

    DELIVERY/CALL

    PURCHASE

[X] This delivery order/call is issued on another Govt. agency or in accordance with and subject to terms and conditions of above numbered contract.

      Reference your quote dated

      Furnish the following on terms specified herein.

      ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

_____________________________   ______________________________    ____________________________________  __________________________
   NAME OF CONTRACTOR                     SIGNATURE                       TYPED NAME AND TITLE                DATE SIGNED
                                                                                                               (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

SEE SCHEDULE

18. ITEM NO.

19. SCHEDULE OF SUPPLIES/SERVICES

20. QUANTITY ORDERED/ACCEPTED*

21. UNIT

22. UNIT PRICE

23. AMOUNT

SEE SCHEDULE

* If quantity accepted by the Government is same as quality ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encicrle

24. UNITED SATES OF AMERICA

/s/ Renee M. Brown
----------------------------
BY: Renee M. Brown                CONTRACTING/ORDERING OFFICER

25. TOTAL $220,420.00

26. QUANTITY IN COLUMN 20 HAS BEEN

[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT
                                 AS NOTED

  _________               __________________________________
    DATE                  SIGNATURE OF AUTHORIZED GOVT. RFP.

27. SHIP NO.

_____________
[ ] PARTIAL
[ ] FINAL

28. DO VOUCHER NO.

29. DIFFERENCES _____________

30. INITIALS _____________

31. PAYMENT

[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

34. CHECK NUMBER

35. BILL OF LADING NO.

36. I certify this account is correct and proper for payment.

_______________    _________________________________________
     DATE          SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT

38. RECEIVED BY

39. DATE RECEIVED
     (YYYYMMMDD)

40. TOTAL CONTAINERS

41. S/R ACCOUNT NO.

42. S/R VOUCHER NO.

DD FORM 1155, JAN 1998 (EG)                        PREVIOUS EDITION MAY BE USED.

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED       PAGE
                     N00174-03-D-0003-0001                            2   OF  3

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

                                                               MAX
ITEM NO       SUPPLIES/SERVICES                              QUANTITY   UNIT    UNIT PRICE   MAX AMOUNT
-------       -----------------                              --------   ----    ----------   ----------
0001         Performance Specification Verification Models     2.00     Each    $89,400.00   $178,800.00
             (PSVM) in accordance with the Statement of
             Work and Performance Specification.

0002         Post Award Conference in                                                        $       NSP
             accordance with paragraph
             2.2.2.1 of the Statement of
             Work.

0003         Project Reviews in accordance                                                   $       NSP
             with paragraph 2.2.2.2 of the
             Statement of Work.

0004         Monthly Status Reports in  accordance with      1.00       Lot     $10,500.00   $ 10,500.00
             paragraph 2.2.3 of the Statement of Work.

0005         Safety Assessment Report in accordance          1.00       Lot     $16,000.00   $ 16,000.00
             with paragraph 2.2.4 of the Statement of
             Work and MIL-STD-882D.

0007         Operation and Maintenance Source Data in        1.00       Lot     $11,520.00   $11 ,520.00
             accordance with paragraph 2.2.6 of the
             Statement of Work.

0008         Training in accordance with paragraph           1.00       Lot     $ 3,600.00   $  3,600.00
             2.2.7.1 of the Statement of Work.



      THIS ORDER HEREBY FULFILLS THE GOVERNMENT'S GUARANTEED MINIMUM EXCEPT FOR ORDERS THAT MAY BE PLACED AGAINST CLIN 0009 ON AN AS NEEDED BASIS.

NSN 7540-01-152-8057       50336-101                   OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED        PAGE
                       N00174-03-D-0003-0001                            3  OF  3

NAME OF OFFEROR OR CONTRACTOR
IROBOT CORP

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN      INSPECT AT       INSPECT BY      ACCEPT AT        ACCEPT BY
ALL       DESTINATION      GOVERNMENT      DESTINATION      GOVERNMENT

DELIVERY INFORMATION

CLINS     DELIVERY DATE                 UNIT OF ISSUE         QUANTITY      FOB         SHIP TO ADDRESS
-----     -------------                 -------------         --------      ---         ---------------
0001      270 DAYS                         Each                  2          Dest.       NAVEODTECHDIV
                                                                                        ATTN: BYRON BREZINA
                                                                                        2008 STUMP NECK ROAD,
                                                                                        BUILDING 2172
                                                                                        INDIAH HEAD, MD. 20640

0002      15 DAYS                          Lot                                          SAME AS CLIN 0001
0003      At least 2 weeks prior to        Lot                                          SAME AS CLIN 0001
          the delivery of CLIN 0001
0004      45 DAYS                          Lot                   1          Dest.       SAME AS CLIN 0001
0005      120 DAYS                         Lot                   1          Dest.       SAME AS CLIN 0001
0007      270 DAYS                         Lot                   1          Dest.       SAME AS CLIN 0001
0008      270 DAYS                         Lot                   1          Dest.       SAME AS CLIN 0001

ACCOUNTING AND APPROPRIATION DATA

AA: 1731319.8998 250 0464A 0 068892 2D Q00288 0464A395206Q           $220,420.00

NSN 7540-01-152-8057            50336-101              OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110